UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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BAR HARBOR BANKSHARES
(Name of Registrant as Specified In Its Charter)

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April 1, 2020

Dear Bar Harbor Shareholders:

I invite you to join me, our Board of Directors, our senior management team and your fellow shareholders at our 2019 Annual Meeting of Shareholders to be held at 11:00 a.m. EDT on Tuesday, May 12, 2020 at the Bar Harbor Club located at 111 West Street in Bar Harbor, Maine. In light of the COVID-19 (Coronavirus) outbreak, we are offering shareholders the option to participate virtually this year through a webcast. You can access this virtual webcast of the Annual Meeting by using a web browser to visit virtualshareholdermeeting.com/BHB2020 and entering the 16-digit control number included on your proxy card.

For the well-being of our shareholders and the Annual Meeting participants we would prefer to hold a virtual only meeting, however Maine law does not allow that. Therefore we are holding a hybrid meeting—that is, a meeting in person and via virtual webcast. We strongly encourage shareholders to participate remotely through the virtual webcast and discourage anyone from participating in person due to the potential public health risks involved. If shareholders attend in person in a number that we determine may present a public health risk to the attendees, we reserve the right to adjourn the meeting to a later date.

Our Notice of Annual Meeting, proxy statement and proxy card are enclosed together with our 2019 Summary Annual Report and Annual Report on Form 10-K. We encourage you to carefully read the proxy statement and attachments as they describe the proposals to be voted on at the Annual Meeting and other important matters.

Your vote is important and your prompt attention to these materials is greatly appreciated. Regardless of whether you plan to attend the annual meeting via webcast or in person, we hope you will vote as soon as possible. You may vote by telephone or over the internet, or by completing, signing, dating and returning the enclosed proxy card or voting instruction card if you requested and received printed proxy materials. Shareholders who attend the Annual Meeting may withdraw their proxy and vote in person if they wish to do so.

The Board of Directors recommends that you vote:

  ☐
  FOR the election of the 12 nominees as Directors

  ☐
  FOR the ratification of the appointment of RSM US LLP as our independent public accounting firm for 2020

  ☐
  FOR the approval, by a "Say on Pay" advisory vote, of our 2019 executive compensation as disclosed in the Proxy Statement for the Annual Meeting

Following the formal items of business, our senior management team will report on the operations and activities of Bar Harbor Bankshares and its subsidiary Bar Harbor Bank & Trust.

Sincerely,

CURTIS C. SIMARD
President and
Chief Executive Officer

Enclosures

Bar Harbor Bankshares    •    82 Main Street     •    P.O. Box 400     •    Bar Harbor, Maine 04609     •    207-288-3314

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 12, 2020

TIME AND DATE:	11:00 a.m., Eastern Time, May 12, 2020
RECORD DATE:	March 16, 2020

You are eligible to vote at the Annual Meeting if you were a shareholder of record as of the close of business on March 16, 2020.

ATTENDANCE:

Shareholders of record as of the record date may participate in the Annual Meeting either:

By Webcast:	On the internet, access virtualshareholdermeeting.com/BHB2020 and enter the 16-digit control number included on your proxy card
In Person:	Bar Harbor Club 111 West Street Bar Harbor, Maine

ITEMS OF BUSINESS:

1.
Elect the 12 nominees as Directors

2.
Ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2020

3.
Approve, by a "Say on Pay" advisory vote, our 2019 executive compensation as set forth in the proxy statement for the Annual Meeting

In addition, any other business properly presented may be acted upon at the meeting.

PROXY VOTING:

Your vote is important. You may vote your shares:

  •
  Over the internet at www.proxyvote.com

  •
  By telephone at 1-800-690-6903

  •
  At our Annual Meeting, either by webcast or in person

  •
  By mailing your completed proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

We urge you to vote your shares soon. Submitting a proxy will not prevent you from participating in the Annual Meeting and voting by webcast or in person.

ANNUAL MEETING ADMISSION:

To participate and vote at the meeting by webcast, log on to virtualshareholdermeeting.com/BHB2020 and enter the 16-digit control number located on your proxy. If your shares are not registered in your name, for example, if they are held with a broker in "street name," then you are a beneficial owner. Beneficial owners may participate by webcast with their 16-digit control number. Beneficial owners must obtain a legal proxy from their broker, bank or other nominee to vote during the meeting.

If you choose to attend in person, for security reasons, please bring a valid form of photo identification to the Annual Meeting. Beneficial owners will need to also bring appropriate documentation to attend in person and vote at the Annual Meeting. We may refuse admission to anyone who is not a shareholder of record or does not comply with these requirements.

Additionally, due to the public health risks, if shareholders attend in person in a number that we determine may present a public health risk to the attendees, the Board of Directors reserves the right to adjourn the meeting to a later date.

By Order of the Board of Directors

Caitlin Dunston, Corporate Counsel and Clerk
April 1, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 12, 2020: Our proxy statement and Annual Report are available at www.barharbor.bank under our Shareholder Relations section.

FOSTERING SUSTAINABLE COMMUNITIES

RESPONSIBLE FINANCIAL COMMITMENTS

$80M
in small business loans

1500+
organizations impacted by employee volunteered hours

80%
of employees provided funds to support charitable giving efforts

3
women on the board of directors

69%
women in management

22%
of investments made in community funds.

100%
employee ethics training

$2.5M
invested in community loan origination

$4.3M
invested in low income housing origination

77%
women in the workforce

$100M
in commitments to nonprofits and educational entities

7500+hours
of employee volunteering

100%
of operations reviewed to support an environmentally conscience approach

Proxy Summary

PROXY STATEMENT
2020 ANNUAL MEETING OF SHAREHOLDERS

This summary highlights certain information contained elsewhere in the proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

ANNUAL MEETING OF SHAREHOLDERS

Time and date:	11:00 a.m., Eastern Time, on May 12, 2020
Record date:	Close of business on March 16, 2020
Attendance:	Shareholders as of the record date may participate in the Annual Meeting:
By Webcast: On the internet, access virtualshareholdermeeting.com/BHB2020 and enter the 16-digit control number included on your proxy card
	In Person:	Bar Harbor Club 111 West Street Bar Harbor, Maine
How to vote:
Over the internet at www.proxyvote.com, by telephone at 1-800-690-6903, by webcast or in person at the Annual Meeting, or by mail addressed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717
Votes	Shareholders as of the record date will be entitled to one vote at the Annual Meeting for each outstanding share of common stock
Common stock outstanding as of record date:	15,587,359 shares

VOTING MATTERS

2020 PROXY STATEMENT	Page 1

PROXY SUMMARY

The Notice of Annual Meeting, proxy statement and proxy card were first mailed to our shareholders on or about April 1, 2020.

Shares represented by properly executed proxies, including unmarked proxies, will be voted "FOR" each of the director nominees identified in Proposal 1 and "FOR" Proposals 2 and 3. Our Board knows of no business other than the matters described in this proxy statement that will be presented at the Annual Meeting. To the extent that matters not known at this time may properly come before the Annual Meeting, absent instructions thereon to the contrary, the enclosed proxy will confer discretionary authority with respect to such other matters. It is the intention of the persons named in the proxy to vote in accordance with the recommendations of the Board.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Quorum Requirements

The presence at the Annual Meeting, either in person, by webcast or by proxy, of the holders of not less than a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person, by webcast or represented by proxy may adjourn the Annual Meeting to another date.

Voting Rights

Each share is entitled to cast one vote for each matter to be voted on at the meeting. Cumulative voting is not permitted.

Broker Non-Votes

A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person owns. Specifically, that person has not provided voting instructions to the broker or other nominee holder. Brokers who hold their customers' shares in "street name," under the applicable rules of the NYSE American and other self-regulatory organizations of which the brokers are members, may sign and submit proxies for these shares and may vote these shares on routine matters, which typically include the ratification of the appointment of our independent registered public accounting firm.

Votes Required for Election or Approval

  Proposal 1: Election of Directors

Each director will be elected by a plurality of the votes cast at the Annual Meeting by shareholders present by webcast, in person or represented by proxy and entitled to vote. This means that individuals who receive the largest number of "FOR" votes will be elected as directors. Abstentions will not count as votes cast and will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal and broker non-votes will have no effect on the vote.

  Proposal 2: Ratification of 2020 Independent Auditor

The ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 must be approved by a majority of the votes cast at the Annual Meeting by the shareholders present by webcast, in person or represented by proxy and entitled to vote. Abstentions will have the effect of a vote against the proposal. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

  Proposal 3: Advisory Approval of 2019 Executive Compensation

The advisory vote to approve our 2019 named executive officers' compensation must be approved by a majority of the votes cast at the Annual Meeting by the shareholders present by webcast, in person or represented by proxy and entitled to vote. Abstentions will have the effect of a vote against the proposal. Brokers do not have discretionary authority to vote shares on this proposal and broker non-votes will have no effect on the vote.

Page 2	2020 PROXY STATEMENT

ENVIRONMENTAL AND SOCIAL GOVERNANCE

Environmental and Social Governance

We are committed to our corporate responsibility and culture of bringing value to all our stakeholders—our employees, our customers, our communities and our shareholders. We categorize our corporate responsibility efforts under the following strategic pillars:

Our Employees

We strive to create and maintain an employment environment that attracts and rewards the best talent available, encouraging diversity in hiring practices in the communities in which we do business. We provide competitive compensation and benefits to our employees and we offer opportunities through training and development. We are committed to maintaining a workplace where all employees feel valued for their contributions and fully engaged with our business. We believe that a workforce bringing together diverse perspectives, ideas and experiences based on competencies leads to stronger financial performance and retention of the best talent.

Our Communities

Our strong commitment to our communities is underscored in our brand promise:

  Bar Harbor Bank & Trust is a true community Bank. We recognize, appreciate, and support the unique people and culture in the places we call home.

We share these commitments during the onboarding experience for our new employees and through volunteer opportunities in the communities we serve. In addition to many volunteer hours dedicated, we proudly promote a higher quality of life in the communities we serve and encourage our employees to participate in a charitable fund distributed throughout our region. We also support our employees volunteering their time and talents in the communities where they live and work. We provide paid time off to specifically serve in the community. This community involvement is part of our required brand behaviors and as such is incorporated into our annual performance reviews.

Environmental Sustainability

We are committed to pursuing initiatives that are smart for our business and good for the environment. We have continually focused on meaningful initiatives that are aligned with our business goals to help reduce our environmental impact, drive operational cost reductions and demonstrate our ongoing commitment to environmental sustainability. Some of our key initiatives include increasing energy efficiency, reducing carbon waste, recycling, and reduction in paper usage and storage.

Governance

We are committed to assuring and maintaining transparent governance through best board governance practices, which are subject to continuous review as such practices evolve. We maintain strong risk oversight in management and at the Board level. We have ongoing dialogue with our shareholders, regulators, customers and employees. Our Board embodies diversity, inclusion and mutual respect with a wide variety of business expertise.

We believe operating our business responsibly and ethically puts us in a position to address the interests of our stakeholders while also creating long-term value for our shareholders. We remain focused on continuing to advance these programs and making a positive, sustainable impact on the communities in which we live and conduct our business.

2020 PROXY STATEMENT	Page 3

CORPORATE GOVERNANCE

Corporate Governance

Board Committees

We are committed to objective, independent leadership for our Board and each of its committees. Our Board believes that active, objective and independent oversight of management is central to effective Board governance, to serving the best interests of our company and our shareholders, to executing our strategic objectives and to creating long-term shareholder value.

Specifically, our Board has adopted rigorous governance practices and procedures focused on our corporate growth. To maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership and effectiveness. These measures align our corporate governance structure with achievement of our strategic objectives and enables our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with the senior management team, as well as principal advisors such as our legal counsel, auditors, consultants and financial advisors.

Board Leadership Structure

The position of Chairman of the Board is held by David Woodside. Curtis Simard serves as President and Chief Executive Officer. This leadership structure allows Mr. Simard to focus on our operations and business strategy, while Mr. Woodside provides independent leadership for the Board together with an appropriate level of management oversight, sets the agenda for meetings, and enables other directors to raise issues and concerns for Board consideration.

The Board leadership structure is guided by our Governance Committee which nominates individuals to serve as members of the Board, including management directors. The Governance Committee is keenly focused on the character, integrity, diversity and qualifications of the Board's members, as well as the Board's leadership structure and composition. The Board has concluded that our current leadership structure is appropriate at this time but will continue to periodically review its leadership structure and may make such changes in the future as it deems appropriate.

All director-nominees are considered "independent directors" under the corporate governance standards set forth in the NYSE American Company Guide or the NYSE American Rules, except for Mr. Simard, our President and Chief Executive Officer. The Chairman of the Board is considered an "independent director." Mr. Simard does not serve as a Chair of any Board committee, nor is he a member of the Audit, Compensation and Human Resources, or Governance Committee. Our Governance Committee nominates an independent director to serve in the Chairman's role for election by the entire Board. The independent directors meet regularly, as they deem appropriate, in executive session immediately after Board meetings to help ensure Board independence and oversight of organizational activities.

Our Audit Committee meets quarterly and receives reports from our independent registered public accounting firm, the independent loan review consultants, and the internal audit function of Bar Harbor Bankshares. Our internal auditor conducts an annual risk-based audit program and provides audit findings quarterly to the Audit Committee.

Role of the Chairman

Mr. Woodside, as the Chairman of the Board, presides over the meetings of the Board and performs such other duties as may be assigned to him including:

  •
  Presiding at all meetings of the Board, including all executive sessions of the independent directors

  •
  Serving as principal liaison between the President and Chief Executive Officer and the independent directors

  •
  Approving agendas for board meetings

  •
  Approving information to be presented to the Board

  •
  Approving the schedule of meetings of the Board to ensure there is sufficient time for discussion of agenda items

  •
  Calling meetings of the entire Board or the independent directors as needed

  •
  Participating in consultations and direct communications with major shareholders and their representatives

Risk Oversight

Our Board recognizes the importance of maintaining the trust and confidence of our customers, clients and employees. Specifically, independent of oversight of key risks facing our company, the Board devotes significant time and attention to data and systems protection, including cybersecurity and information security risks. Our Board monitors and manages risks through the activities of select Board committees and in conjunction with our management, internal audit, our independent registered public accounting firm, and other specialized independent advisors. Specialized audits include Information Technology and Security, Bank Secrecy Act, Loan Review, and Trust Operations. The Board regularly discusses risk management with senior management.

Board Risk Committee

The Board Risk Committee is composed of the following directors: Matthew Caras, Lauri Fernald, Brendan O'Halloran, Curtis Simard, Kenneth Smith, Stephen Theroux, Scott Toothaker, and David Woodside. Mr. Caras serves as Chair. Committee

Page 4	2020 PROXY STATEMENT

CORPORATE GOVERNANCE

members are appointed by the Board and provide oversight of the following functions:

Our risk profile includes, but is not limited to, internal controls over financial reporting, credit risk, interest rate risk, liquidity risk, operational risk, cybersecurity risk, compensation risk, reputational risk, and compliance risk.

The Board Risk Committee meets at least monthly and receives regular presentations and reports throughout the year on cybersecurity and information security risk from management. These presentations and reports address a broad range of topics including updates on technology trends, regulatory developments, legal issues, policies and practices, the threat of environment and vulnerability assessments, and specific and ongoing efforts to prevent, detect, and respond to internal and external critical threats.

In addition, the Board Risk Committee reviews and discusses on a quarterly basis Bar Harbor Bank and Trust's bank-wide risk assessment. The resulting risk assessment is aggregated, shared and discussed with the Board at least annually. In addition to monthly Board reports, our Board receives real-time reports from our Chief Risk Officer on key developments across the industry, as well as specific information about peers, vendors, and other significant incidents. In 2019, the Committee held a total of 12 meetings. Our information security programs enable us to monitor and promptly respond to threats and incidents, and innovate and adopt new technologies, as appropriate. The Board

Risk Committee shares the Company's goal that each employee be responsible for information security, data security, and proven cybersecurity practices.

The Board Risk Committee also sets loan policy, establishes credit authorities, and approves or ratifies all extensions of credit to borrowers with loan relationships over $5 million, and regularly reviews credit trends, delinquencies, non-performing loans, charged-off loans, and management's quarterly assessment of the adequacy of the Loan Loss reserve. The Board Risk Committee, in conjunction with the Audit Committee, reviews reports prepared by an independent loan review firm, as well as those issued by our Internal Audit to assist in their on-going assessment of credit risk.

Compensation and Human Resources Committee

Our Compensation and Human Resources Committee manages executive officer and director compensation, including incentive compensation risk. This Committee has engaged Pearl Meyer & Partners, LLC or "Pearl Meyer," an independent compensation consultant, to provide competitive market data and research into compensation best practices to guide the decisions of the Committee. The Committee reviews compensation matters with the assistance of our Board Risk Committee. These results are reviewed by the Board to ensure incentive plans for executive management and other officers discourage excessive risk-taking.

2020 PROXY STATEMENT	Page 5

Board Committees

Our Board has five standing committees—Executive, Audit, Compensation and Human Resources, Governance, and Board Risk. Charters describing the responsibilities of the Audit, Compensation and Human Resources, and Governance Committees can be found on our website at www.barharbor.bank under the Shareholder Relations page. The Board Risk Committee is discussed on page 4.

Our Board committees regularly make recommendations and report on their activities to the full Board. Each committee may obtain advice from internal or external financial, legal, accounting, or other advisors at their discretion. Our Board, considering the recommendations of our Governance Committee, reviews our committee charters and committee membership at least annually. The duties of our Board committees are summarized below.

Executive Key Responsibilities	Audit Key Responsibilities

•

Exercises all the powers of the Board relating to the ordinary operations of business when the Board is not in session, subject to any specific vote of the Board

•

Appointed by the Board after the Annual Meeting of Shareholders

Members: Matthew Caras, Martha Dudman, Lauri Fernald, Curtis Simard, Kenneth Smith, Scott Toothaker and David Woodside (Chair)

2019 Meetings: 5

•

Oversees qualifications, appointment, performance, compensation, and independence of our independent registered public accounting firm

•

Assists the Board in fulfilling its oversight responsibilities with respect to 1) the financial information to be provided to shareholders and the Securities and Exchange Commission or SEC; 2) the review of quarterly financial statements; 3) the system of financial reporting controls management as established; and 4) the internal audit, external audit, and loan review processes

•

Oversees compliance with legal and regulatory requirements

•

Makes inquiries of management to assess the scope and resources necessary for the corporate audit function to execute its responsibilities

Independence/Qualifications
• All committee members are independent under the NYSE American listing requirements and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 or Exchange Act
• All committee members are financially literate in accordance with the NYSE American listing standards
• All committee members are qualified as Audit Committee financial experts under SEC rules
Members: Daina Belair, David Colter, Steven Dimick, Brendan O'Halloran and Scott Toothaker (Chair)
2019 Meetings: 4
See Appendix A for the Report of the Audit Committee.

Page 6	2020 PROXY STATEMENT

CORPORATE GOVERNANCE

Compensation and Human Resources Key Responsibilities	Governance Key Responsibilities

•

Oversees establishing, maintaining, and administering all compensation programs and employee benefit plans

•

Approves and recommends the CEO's compensation to the Board for further approval by all independent directors, and reviews and approves all other executive officer compensation

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Recommends director compensation for Board approval

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Reviews and approves the terms of any employment agreements, severance agreements, change in control protections and any other compensatory arrangements for the CEO, officers and other senior management

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Reviews human capital management practices

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Prepares and reviews its report on executive compensation to be included in our proxy statement or annual report

Independence/Qualifications

•

All committee members are independent under the NYSE American listing standards

•

Heightened independence requirements (same as those applicable to Audit Committee members under SEC rules)

Members: Matthew Caras, David Colter, Martha Dudman, Lauri Fernald, Kenneth Smith (Chair) and David Woodside

2019 Meetings: 6

Further information regarding the Compensation and Human Resources Committee can be found in this proxy statement beginning under the caption "Role of the Compensation and Human Resources Committee" on page 29.

•

Oversees the Board's governance processes

•

Screens director candidates, recommending nominees to the full Board (including the slate of returning directors) to be elected each year

•

Identifies and reviews the qualifications of potential Board members; recommends nominees for election to the Board

•

Recommends the size and composition of the Board

•

Recommends committee structure and membership

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Sponsors new director orientation and education

•

Reviews and assesses shareholder input and our shareholder engagement process

Independence/Qualifications

•

All committee members are independent under the NYSE American listing standards

Members: Daina Belair, Matthew Caras, Steven Dimick, Lauri Fernald (Chair) and David Woodside

2019 Meetings: 4

Board Risk
Key Responsibilities

  •
  Oversees risk governance structure

  •
  Reviews risk management, risk assessment guidelines, policies regarding market, credit, operational, liquidity, funding, reputational, compliance

  •
  Reviews franchise risk, as well as other risks as necessary to fulfill the Committee's oversight duties and responsibilities

Independence/Qualifications

  •
  All committee members are independent under the NYSE American listing standards
  •
  Reviews risk appetite and tolerance

  •
  Oversees capital, liquidity, and funding in coordination with the Asset/Liability Management Committee of our subsidiary, Bar Harbor Bank & Trust which we refer to as the Bank or BHBT

Members: Matthew Caras (Chair), Lauri Fernald, Brendan O'Halloran, Curtis Simard, Kenneth Smith, Stephen Theroux, Scott Toothaker, and David Woodside

2019 Meetings: 12

Further information regarding the Board Risk Committee can be found in this proxy statement beginning under the caption "Board Risk Committee" on page 4

2020 PROXY STATEMENT	Page 7

CORPORATE GOVERNANCE

Compensation and Human Resources Committee Interlocks and Insider Participation

None of our Named Executive Officers or NEOs (see listing on Page 29) serves as a member of a Compensation and Human Resources Committee of any other company that has an executive officer serving as a member of our Board. No NEO serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Human Resources Committee.

Board Risk Committee

Risk assessment and risk management are the responsibility of our company's senior management team. The Board Risk Committee is responsible for oversight and review. Oversight is, in part, conducted through the established Enterprise Risk Management Program and is administered by the Bank's Chief Risk Officer, Richard B. Maltz. As part of the Enterprise Risk Management Program, information from the BHBT's business lines is regularly collected and analyzed to identify, monitor, track, and report various risks within the company.

Other Risk Oversight Committees

To assist our Board in fulfilling its risk management responsibilities, a network of management oversight committees has been established. These oversight committees have the delegated authority and specific duties to execute our risk management policy. Specifically, the committees listed below are responsible for the ongoing identification, measurement, monitoring, and management of risk.

  •
  Enterprise Risk Management Committee is responsible for reviewing and recommending for approval risk mitigation strategies, risk acceptance, as well as ongoing assessment of the adequacy and effectiveness of internal controls, and oversight of any risk mitigation plans. This committee ensures our company has an appropriate balance between business development objectives, risk tolerances, cost of internal control, operational efficiency, regulatory requirements and customer experiences.

•
Management Loan Committee oversees the management of credit risk related to the lending portfolio of the Bank and associated activities, including credit quality, loan production, credit delivery activities, credit policies, problem loan management, and the collection processes. This committee meets regularly and can approve aggregate loan exposure for borrowers above $5 million.

•
Information Technology & Operations Committee is responsible for developing and implementing our technology and operations strategies. This committee manages the implementation of operational risk management practices, including the development of internal policies, procedures and risk tolerance guidelines, assures the quality and performance of the Bank's project management practices, and ensures the organization's operational objectives are achieved in a safe and sound manner.

•
Asset Liability Management Committee is responsible for the management of interest rate risk, liquidity risk, market risk, and capital adequacy levels, as well as developing strategies governing the effective management of our balance sheet and income statement.

We believe our risk management activities and detailed reports provide clear and concise information to our senior management team and the Board to properly and adequately evaluate our compliance with our risk management programs and policies.

Page 8	2020 PROXY STATEMENT

GOVERNANCE PROCEDURES AND RELATED MATTERS

Governance Procedures and Related Matters

Code of Conduct and Business Ethics

Our Code of Conduct and Business Ethics or the Code of Conduct applies to all our directors, executive officers, employees, contractors and consultants, and articulates our philosophy regarding ethical conduct in the workplace. The Code of Conduct establishes standards for behavior, including standards with respect to compliance with laws and regulations, actual or potential conflicts of interest, fairness, insider trading, use of our customers' information, and public and financial disclosure. Also, we have adopted a Code of Ethics for Senior Financial Officers that supplements the more general Code of Conduct and conforms to the requirements of the Sarbanes-Oxley Act of 2002 and NYSE American listing standards. Any substantive changes in or waivers of the Code of Conduct granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, must be disclosed within four business days by a posting on our website. In the case of a waiver of our Code of Conduct for any executive officer or director, the required disclosure also will be made available on our website within four business days of the date of such waiver. Both the Code of Conduct and the Code of Ethics for Senior Financial Officers are available on our website at https://www.barharbor.bank/codes-and-charters.

Securities and Insider Trading Policy

We maintain a Securities and Insider Trading Policy that applies to all our directors, executive officers, employees, contractors and consultants. The policy is designed to prevent insider trading, or even the appearance of insider trading, and to protect our reputation, integrity and ethical conduct. A copy of policy is available on our website at https://www.barharbor.bank/codes-and-charters.

Prohibition on Hedging

Our Securities and Insider Trading Policy prohibits directors, executive officers, employees, contractors and consultants from engaging in any hedging activity involving our securities.

Board Independence and Qualifications

Under NYSE American corporate governance standards a majority of the Board must be "independent directors" as defined in Section 803A of the NYSE American Rules. According to Section 803A, "independent director" means a person other than an executive officer or employee of our company. In addition, for a director to qualify as "independent," the Board must affirmatively determine that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that all the director-nominees listed in this proxy statement meet the applicable independence standards except for Curtis Simard, our President and Chief Executive

Officer. Mr. Simard is not a member of the Audit, Compensation and Human Resources, or Governance Committee.

As noted, the Governance Committee identifies nominees to serve as directors primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and shareholders. To date, the Governance Committee has not engaged any third parties to assist in identifying candidates for the Board. The Governance Committee considers a potential candidate's background, business and professional experience, demonstrated business acumen (including any requisite financial expertise or other special qualifications), ethical character, current employment, the ability to exercise sound business judgment, and a commitment to understand our company, our business and the industry in which we operate. In addition, the Governance Committee considers a candidate's experience at a regulated financial institution and whether a candidate has sufficient time to devote to the responsibilities of being a director, their community service or other board service, as well as the racial, ethnic, and gender diversity of the Board. Candidates are subject to a background check and must be clear of any judgments or sanctions. The Governance Committee generally considers a candidate's qualifications with respect to these broad criteria and assesses whether the candidate can make decisions on behalf of or while representing us in a manner consistent with our stated business goals and objectives. The Governance Committee will also consider the candidate's "independent" status in accordance with applicable regulations and listing standards. The Governance Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director must follow the procedures for submission of proposals set forth in the section of this proxy statement entitled "Nominations by Shareholders and Other Shareholder Proposals."

Director Tenure

Each elected director serves until the next succeeding annual meeting and until his or her successor is elected or qualified or until his or her earlier resignation or removal from office. The Board has not established limits on the number of terms that may be served by a director. However, our Bylaws provide that directors will not be nominated for election or re-election after their seventy-second birthday except that the full Board may nominate candidates over 72 years of age for election or re-election for a single annual term for special circumstances as determined by the Board to be for the benefit of shareholders. We believe our best interests are served when the Board is represented by individuals who have developed, over time, valuable insight into our operations, businesses, as well as a profound understanding of our core values and goals toward community growth and prosperity.

2020 PROXY STATEMENT	Page 9

GOVERNANCE PROCEDURES AND RELATED MATTERS

Bar Harbor Trust Services and Charter Trust Company Committees

Our company, indirectly through BHBT, has two additional wholly-owned subsidiaries—Bar Harbor Trust Services, or BHTS, and Charter Trust Company, or CTC. BHTS and CTC have separate committees. These committees have identical memberships and are composed of: Daina Belair, Martha Dudman, Curtis Simard, Kenneth Smith and Stephen Theroux. These directors oversee both subsidiaries. Ms. Dudman serves as the Chair for both Committees. The BHTS and CTC committees provide oversight for these two entities that offer trust and wealth management services to clients.

CEO and Senior Management Succession Planning

Our Board oversees CEO and senior executive management succession planning which is formally reviewed at least annually. Our CEO and our Human Resources Officer provide our Board with recommendations and evaluations of potential CEO successors and review their development progress. Our Board reviews potential internal senior executive management candidates with our President and CEO and our Human Resources Officer, including the qualifications, experience, and development priorities for these individuals. Directors engage with potential candidates at Board and committee meetings and in less formal settings to allow directors to personally assess their qualifications. Further, our Board periodically reviews the overall composition of our senior management's qualifications, tenure, and experience. Our Board also establishes steps to address emergency succession planning in extraordinary circumstances. Our emergency succession planning is intended to enable us to respond to unexpected position vacancies, including those resulting from a major catastrophe, by continuing our safe and sound operation and minimizing potential disruption or loss of continuity to our organization's business and operations.

Board Meetings, Committee Membership, and Attendance

In 2019 our Board held ten regular meetings, one strategic planning meeting, our quarterly measurement against strategic objectives meetings, and one annual meeting. Directors are expected to attend our Annual Meetings of shareholders, our Board meetings and the meetings of committees of which they are members. Each of our directors attended at least 99.5% of the total number of meetings of our Board and each of the committees on which they served during 2019. In addition, all the directors serving on our Board at the time of our 2019 Annual Meeting attended the meeting. The Board held ten executive sessions following Board meetings during 2019.

Identifying and Evaluating Director Candidates

Board Composition

Our Board oversees the business and affairs of our organization. Our Board provides active and independent oversight of management. To carry out Board responsibilities, we seek candidates with:

  •
  Strong business judgment

  •
  High personal integrity
  •
  Demonstrated achievement in public or private companies

  •
  Proven leadership and management ability

  •
  Dedicated—able to devote necessary time to oversight

  •
  Free of potential conflicts of interests

  •
  Collegial manner

Our Board seeks directors whose complementary knowledge, experience, and skills provide a broad range of perspectives and leadership expertise in financial services and other highly complex and regulated industries, strategic planning and business development, business operations, marketing and distribution, technology/cybersecurity, risk management and financial controls, human capital management, corporate governance, public policy, and other areas important to our business strategy and oversight. Our Board also assesses directors' age and tenure, and Board continuity; it strives to achieve a balance between the perspectives of new directors and those of longer-serving directors with industry and institutional insights.

Board Diversity

Our Board views diversity as a priority and seeks representation across a range of attributes, including gender, race, ethnicity, and professional experience. It regularly assesses our Board's diversity when identifying and evaluating director candidates. In addition, our Board seeks to include members who are independent, possess financial literacy and expertise, and an understanding of risk management principles, policies, and practices, and have experience in identifying, assessing, and managing risk exposures. Our current Board, composed of the 12 director nominees, reflects the Board's commitment to identifying, evaluating, and nominating candidates who possess personal qualities, qualifications, skills, and diversity of backgrounds, and provide a mix of tenures that, when taken together, best serve our company and our shareholders.

Shareholder Engagement

Our Board and management regularly engage with our shareholders to solicit their views and input on company performance, corporate governance, environmental, social and governance and other topics of interest to shareholders, such as human capital management, and executive compensation matters. These meetings may include participation by our Chairman, President and Chief Executive Officer, Chief Financial Officer, or other senior management members, and they generally focus on our performance, strategy, and business development. The combination of information received in investor meetings and shareholder engagement meetings regularly provides the Board and management with insights into the comprehensive scope of topics important to our shareholders.

Additional Corporate Governance Information

More information about our corporate governance can be found on our website at www.barharbor.bank. Shareholders may also obtain copies of this proxy statement, free of charge, as well as our other corporate filings at our website.

Page 10	2020 PROXY STATEMENT

BENEFICIAL OWNERSHIP OF COMMON STOCK

Beneficial Ownership of Common Stock

The following table sets forth information regarding the beneficial ownership of our common stock as of March 16, 2020 by: 1) each person or entity known by us to own beneficially more than 5% of the outstanding common stock calculated on the number of shares outstanding on March 16, 2020; 2) each current director and nominee for election to the Board; 3) each NEO; and 4) all executive officers and directors as a group. We had 15,587,359 shares of common stock, net of treasury shares, outstanding as of March 16, 2020. Unless otherwise indicated, the address of all individuals listed below is 82 Main Street, PO Box 400, Bar Harbor, Maine, 04609.

The information provided is based on our records and information furnished by the persons listed. We are not aware of any arrangement that could at a subsequent date result in a change in control of our company.

The number of shares beneficially owned by the persons set forth below is determined under the rules of Section 13 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, an individual is considered to beneficially own any shares of common stock if he or she directly or indirectly has or shares, or has the right within 60 days to directly or indirectly have or share 1) voting power, which includes the power to vote or to direct the voting of the shares; or 2) investment power, which includes the power to dispose or direct the disposition of shares.

NAME OF BENEFICIAL OWNERS	TITLE OF CLASS	AMOUNT OF BENEFICIAL OWNERSHIP	FOOTNOTES	PERCENT OF CLASS[1]
5% or more beneficial owners

BlackRock, Inc.		1,043,597	[2]	6.70%

DIRECTORS

Belair, Daina H.	Common	4,436		*

Caras, Matthew L.	Common	11,463		*

Colter, David M.	Common	4,564	[3]	*

Dimick, Steven H.	Common	7,136		*

Dudman, Martha T.	Common	15,644		*

Fernald, Lauri E.	Common	11,032		*

O'Halloran, Brendan J.	Common	5,341		*

Simard, Curtis C.	Common	42,449	[8]	*

Smith, Kenneth E.	Common	15,152	[4]	*

Theroux, Stephen R.	Common	61,361	[5]	*

Toothaker, Scott G.	Common	35,655	[6]	*

Woodside, David B.	Common	12,205	[7]	*

NAMED EXECUTIVE OFFICERS

Iannelli, Josephine	Common	10,368	[8]	*

Maltz, Richard B.	Common	16,415	[8]	*

Colombo, Marion	Common	3,871	[8]	*

Mercier, John M.	Common	5,089	[8]	*

All directors and executive officers as a group (16 persons)		267,681	[9]	1.72%

2020 PROXY STATEMENT	Page 11

BENEFICIAL OWNERSHIP OF COMMON STOCK

1.	Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. All individual holdings amounting to less than 1% of issued and outstanding common stock are marked with an (*).
2.	BlackRock, Inc, holdings are disclosed based on their ownership as of December 31, 2019 as filed on Form Schedule 13G on February 5, 2020. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
3.	Includes 30 shares owned by Mr. Colter's children registered in a custodial account.
4.	Includes 3,427 shares over which voting and dispositive powers are shared jointly with Mr. Smith's spouse.
5.	Includes 24,844 shares over which voting and dispositive powers are shared jointly with Mr. Theroux's spouse. This number does not include 30,557 shares held within a Supplemental Executive Retirement Plan for which Mr. Theroux does not have voting or dispositive powers.
6.	Includes 4,500 shares over which voting and dispositive powers are shared with Mr. Toothaker's spouse.
7.	Includes 3,009 shares over which voting and dispositive powers are shared jointly with Mr. Woodside's spouse. This number does not include 1,500 shares owned by Mr. Woodside's spouse over which he does not have voting or dispositive powers.
8.	The table below includes (a) shares the NEOs own directly, (b) shares over which NEOs have voting power of fully vested shares under our 401(k) Plan, (c) time-vested and performance shares (disclosed at Target) scheduled to be issued to the executives within 60 days of the March 16, 2020 record date under the long-term incentive plans. These ownership positions are set forth in the table below:

NAME	DIRECT (a)	401(k) PLAN (b)	LONG TERM INCENTIVE EQUITY (c)
Curtis C. Simard	37,408	835	4,206

Josephine Iannelli	8,164	—	2,204

Richard B. Maltz	14,211	—	2,204

Marion Colombo	2,591	—	1,280

John M. Mercier	3,904	—	1,185

9.	Total beneficial ownership includes 5,500 (.0004%) shares of common stock as of the March 16, 2020 record date held by two trusts, which, for the purpose of voting, are allocated equally among the directors present at the Annual Meeting under the terms of the respective trust instruments. No director has any other beneficial interest in these shares. These trusts are denominated for purposes of this proxy statement as the "Parker Trust "and the "The Fred & Hattie Lynam Private Foundation" formerly known as the Lynam Trust. The Parker Trust was established in 1955 in perpetuity. BHTS, our second tier non-depository trust services company located in Ellsworth, Maine, is the sole Trustee, with full powers, of this trust benefiting the Mt. Heights Cemetery in Southwest Harbor, Maine. The Fred & Hattie Lynam Private Foundation, was established in 1942 in perpetuity to benefit Mount Desert Island charities and later expanded to provide scholarships to graduates of Mount Desert Island High School. BHTS is the sole Trustee, with full powers, and administers the trust with the assistance of an established Grant and Scholarship Committee made up of members of the Board and community representatives.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Exchange Act requires officers, directors, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes of ownership with the SEC and the NYSE American. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of such reports provided to us and written representations, all reports were filed timely.

Page 12	2020 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS

Proposal 1 Election of Directors

Directors and Nominees

At the Annual Meeting, shareholders will elect the entire Board of Directors to serve for the ensuing year and until their successors are elected and qualified. The Board has designated as nominees for election the 12 persons named below, each of whom currently serves as a director. Each director nominee has consented to being named in this proxy statement and to serving as a director if elected.

Listed are each nominee's name, age as of our Annual Meeting date, tenure of Board service, committee memberships, principal occupation, business experience, Board Committee positions, and positions with our subsidiaries consisting of BHBT and CTC. We also discuss the qualifications, attributes, and skills that led our Board to nominate each director for election. The terms of all current directors expire at the 2021 Annual Meeting.

NAME	AGE	YEAR FIRST ELECTED OR APPOINTED DIRECTOR	POSITIONS WITH OUR COMPANY	POSITIONS WITH OUR SUBSIDIARIES
Daina H. Belair	64	2015	Director	Director, BHBT since 2015
				Director, BHTS since 2015
				Director, CTC since 2017

Matthew L. Caras	63	2014	Director	Director, BHBT since 2014

David M. Colter	52	2016	Director	Director, BHBT since 2016

Steven H. Dimick	69	2017	Director	Director, BHBT since 2017

Martha T. Dudman	68	2003	Director	Director, BHBT since 2003
				Chairman, BHTS since 2005
				Director, BHTS since 2003
				Chairman, CTC since 2017
				Director, CTC since 2017

Lauri E. Fernald	58	2005	Director	Director, BHBT since 2005

Brendan J. O'Halloran	57	2018	Director	Director, BHBT since 2018

Curtis C. Simard	49	2013	Director,	President and CEO of BHBT since 2013
			President and	Director, BHBT since 2013
			CEO	Director, BHTS since 2013
			since August 2013	Director, CTC since 2017

Kenneth E. Smith	66	2004	Director	Director, BHBT since 2004
				Director, BHTS from 2004 - 2013 and 2015 to present
				Director, CTC since 2017

Stephen R. Theroux	70	2017	Director	Director, BHBT since 2017
				Director, CTC since 2017

Scott G. Toothaker	57	2003	Director	Director, BHBT since 2003

David B. Woodside	68	2003	Director	Director, BHBT since 2003
				Chairman of the Board since 2016

2020 PROXY STATEMENT	Page 13

PROPOSAL 1
ELECTION OF DIRECTORS

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD IN 2019

BOARD	EXECUTIVE	AUDIT	COMPENSATION & HUMAN RESOURCES	GOVERNANCE	BOARD RISK
10	5	4	6	4	12

Note:	In addition to the number of formal meetings reflected above, from time to time our Board and/or its committees also held educational and/or informational sessions

Our Board has determined that all but one of the director nominees are "independent directors" in accordance with applicable laws, regulations, and NYSE American LLC listing requirements. The exception is director nominee Curtis C. Simard, who currently serves as our President and Chief Executive Officer. Mr. Simard is not a member of the Audit, Compensation and Human Resources, or Governance Committees.

The Board selected our 12 director nominees based on their satisfaction of the core attributes described starting on page 10, and the belief that each can make substantial contributions to our Board and company. Our Board believes our nominees' breadth of experience and their mix of attributes strengthen our Board's independent leadership and effective oversight of management relating to our businesses, our industry's operating environment, and our long-term strategy. Our 12 director nominees:

  •
  are seasoned leaders who have held diverse leadership positions in complex, highly regulated businesses (including banks and other financial services organizations)

  •
  have served as chief executives or other senior positions in the areas of finance, legal, public relations, marketing and customer service

  •
  bring deep and diverse experience in public and private companies, financial services, the public sector, nonprofit organizations, and other domestic and international businesses

  •
  are experienced in regulated, non-financial services industries and organizations, adding to our Board's understanding of overseeing a business subject to governmental oversight, and enhancing the diversity of our Board with valuable insights and fresh perspectives that complement those of our directors with specific experience in banking or financial services
  •
  represent diverse backgrounds and viewpoints

  •
  strengthen our Board's oversight capabilities by having varied lengths of tenure that provide historical and new perspectives about our company

Stock Ownership Guidelines

Our Bylaws require that each director own a minimum of 500 shares no later than one year following their initial election to the Board. In addition, our Board has implemented a policy requiring each director to own a minimum of five times his or her annual stipend. Ownership must be attained within five years of a director's initial election and may include their 500 qualifying shares.

All current director nominees will exceed or will meet their five-year timeline ownership requirement under this policy for 2019.

Vote Required

Our directors will be elected by a plurality of the votes cast at the Annual Meeting by shareholders present at the meeting or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of "FOR" votes will be elected as directors. If you do not vote for a nominee, or you indicate "WITHHOLD" for any nominee on your proxy card, your vote will not count "FOR" or "AGAINST" the nominee. You may not vote your shares cumulatively in the election of directors. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial shareholder. Therefore, broker non-votes will have no effect on the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE 12 DIRECTOR NOMINEES.

Page 14	2020 PROXY STATEMENT

Director Nominees

DAINA H. BELAIR	DIRECTOR SINCE: 2015

AGE: 64 COMMITTEE MEMBERSHIPS: • AUDIT COMMITTEE • GOVERNANCE COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE • CHARTER TRUST COMMITTEE

Since 2008, Ms. Belair has been the owner of the Inn at Sunrise Point located in Lincolnville, Maine. She is a retired attorney specializing in the field of banking and financial services. Before relocating to Maine, she was employed as General Counsel and Managing Director of U.S. Trust Corporation, U.S. Trust Company of New York and U.S. Trust Company N.A. from May 2002 through October 2006. Prior to her time at U. S. Trust, she served as Vice President and a senior and division general counsel at Citibank N.A. from 1987 to 2002 including in its Emerging Markets and its Private Banking Division. Ms. Belair resides in Lincolnville, Maine.

Professional and Leadership Highlights:

•

Significant Banking and Wealth Management experience

•

Serves as a Director of Home Counselors Inc., a private not-for-profit organization

•

Member of the Lincolnville Business Group

•

Member of the Belfast Chamber of Commerce

•

Served on the Town of Lincolnville Budget Committee

•

Served as Director and Treasurer of the Penobscot Bay Chamber of Commerce

Our Board believes Mrs. Belair's legal background in the financial services industry and hospitality experience provides valuable guidance to the Board.

MATTHEW L. CARAS, JD	DIRECTOR SINCE: 2014

AGE: 63 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE • GOVERNANCE COMMITTEE • BOARD RISK COMMITTEE (CHAIR)

An attorney and member of the Maine Bar, Mr. Caras is a founder and principal of Leaders LLC, a mergers and acquisitions advisory services firm representing public, private, and family-owned businesses in a broad range of industries throughout the United States and globally. Mr. Caras is also a mediator and neutral negotiation facilitator who has conducted over 150 mediation sessions and facilitated transactions as a neutral party. Mr. Caras resides in Arrowsic, Maine.

Professional and Leadership Highlights:

•

Serves on the Arrowsic, Maine Planning Board

•

Former partner, department chair, and member of the executive committee of Verrill Dana LLP, a full-service law firm with over 130 attorneys and offices in Portland, Maine; Boston, Massachusetts; Westport, Connecticut; and Washington, DC

Our Board believes that given Mr. Caras' legal expertise in commercial transactions, as well as his business knowledge of many industries with which we do business, he provides valuable perspective to the Board as we expand our customer service area throughout Northern New England.

2020 PROXY STATEMENT	Page 15

DIRECTOR NOMINEES

DAVID M. COLTER	DIRECTOR SINCE: 2016

AGE: 52 COMMITTEE MEMBERSHIPS: • AUDIT COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE

Mr. Colter serves as President and Chief Executive Officer of GAC Chemical Corporation in Searsport, Maine. GAC manufactures and distributes industrial, specialty, and fine inorganic and organic chemicals. Prior to joining GAC and moving to Maine, he worked for Ernst & Young in Ohio in their Financial Institutions Group. Mr. Colter resides in Hampden, Maine.

Professional and Leadership Highlights:

•

Board member, Maine State Chamber of Commerce

•

Executive Committee Chair and Audit Committee, member of University of Maine Pulp and Paper Foundation

•

Holds Certified Public Accountant and Chartered Global Management Accountant designations

•

Former member of the Board, Executive Committee and Treasurer for the Ronald McDonald House, NW Ohio

•

Former District Chairman, Waldo District, Boy Scouts of America

Mr. Colter's experience as the principal executive officer of a manufacturing company and his educational and professional credentials bring essential qualifications and skills to the Board.

STEVEN H. DIMICK	DIRECTOR SINCE: 2017

AGE:69 COMMITTEE MEMBERSHIPS: • AUDIT COMMITTEE • GOVERNANCE COMMITTEE

Mr. Dimick joined our Board in January 2017. He previously served as a director of Lake Sunapee Bank since November 2013. His career has included serving as a member of the Randolph National Bank Board of Directors from 1981-2013 and as a Director/President/CEO at Central Financial Corporation. Mr. Dimick resides in Randolph, Vermont.

Professional and Leadership Highlights:

•

Substantial banking experience in New England, including at the executive and board levels

•

Served as President of the Vermont Chapter of the Bank Administration Institute

•

Former member of the National Board of Directors of the Independent Community Bankers of America representing Vermont

•

Served as the Chairman of the Vermont Bankers Association

•

Former Trustee of Gifford Medical Center

Mr. Dimick's substantial experience as an executive officer and bank director will greatly contribute to our Board's leadership capabilities and strength in overseeing and guiding the Bank.

Page 16	2020 PROXY STATEMENT

DIRECTOR NOMINEES

MARTHA T. DUDMAN	DIRECTOR SINCE: 2003

AGE: 68 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE (CHAIR) • CHARTER TRUST COMMITTEE (CHAIR)

Ms. Dudman has served as the President of Dudman Communications Corporation, operating a group of radio stations in Ellsworth and Bangor, Maine. She currently serves as Senior Counsel with Gary Friedmann & Associates since 2011, and held the same position from 1999 to 2006, providing fundraising consulting services to nonprofits throughout the State of Maine. Ms. Dudman is also a published author. Ms. Dudman resides in Northeast Harbor, Maine.

Professional and Leadership Highlights:

•

Former Corporate President, with experience extending to nonprofit relationship building

•

Vice President of the Summer Scholarship Endowment Foundation

•

Past President of the Northeast Harbor Library

•

Member of the Board of Selectmen for the Town of Mount Desert

•

Served on numerous non-profit boards; awarded membership in the Deborah Morton Society, recognizing women of high distinction in their careers and public service and whose leadership in civic, cultural, and social causes has been exceptional

Ms. Dudman's extensive experience in business management, public relations, marketing and sales provide a unique insight into our operations and strategic long-term goals.

LAURI E. FERNALD	DIRECTOR SINCE: 2005

AGE: 58 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE • GOVERNANCE COMMITTEE (CHAIR) • BOARD RISK COMMITTEE

Ms. Fernald is an owner in Jordan-Fernald Funeral Home headquartered in Mount Desert, Maine and is a Certified Funeral Service Practitioner. Ms. Fernald resides in Mount Desert, Maine.

Professional and Leadership Highlights:

•

Serves as Managing Partner of L.E. Fernald LLC, and 125 Franklin Street LLC, operating as real estate holding companies and has managed several businesses over her career

•

Serves on the finance committee of Hospice Volunteers of Hancock County

•

Treasurer, Parish of St. Mary and St. Jude Episcopal Church of Northeast Harbor and Seal Harbor

•

Member for the Maine Coast Memorial Hospital Foundation Council

•

Current member of numerous foundations and associations including the Woodbine Cemetery Association of Ellsworth, the Brookside Cemetery Corp. of Mount Desert, and Maine Community Foundation Hancock County Committee

Ms. Fernald's commercial and community service experience brings a depth of knowledge and perspective to the Board and the markets we serve.

2020 PROXY STATEMENT	Page 17

DIRECTOR NOMINEES

BRENDAN J. O'HALLORAN	DIRECTOR SINCE: 2018

AGE: 57 COMMITTEE MEMBERSHIPS: • AUDIT COMMITTEE • BOARD RISK COMMITTEE

Mr. O'Halloran began his career at The First Boston Corporation in New York City, and was employed by Toronto Dominion Bank Financial Group in varying capacities since 1989. Prior to his retirement in 2015, his most recent position was Vice Chair & Region Head, TD Securities where he oversaw TD Securities investment banking, trading and operational activities in the US through its offices in New York, Chicago, Boston, Houston, and Philadelphia. Mr. O'Halloran resides in Chatham, Massachusetts and Naples Florida.

Professional and Leadership Highlights:

•

Holds an AB from Princeton University and an MBA from the Harvard Graduate School of Business Administration

•

Substantial banking experience including oversight over broad geography and multiple business lines. Demonstrated leadership skills that include strong integration and strategic expansion experience across various credit and capital market cycles

•

Serves as a member of the Board of Directors of Cigent Technology, Inc., Fort Meyers, Florida

•

Served as a trustee for the Institute of International Bankers

Mr. O'Halloran's extensive experience in the financial services industry and specifically regulatory interaction and oversight will be an invaluable asset to our Board.

CURTIS C. SIMARD	DIRECTOR SINCE: 2013

AGE: 49 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE • CHARTER TRUST COMMITTEE • BOARD RISK COMMITTEE

Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He also was affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.

Professional and Leadership Highlights:

•

Serves as a member on the Executive Committee of Maine Bankers Association

•

Serves as a member of the Board of Directors at the Seal Cove Auto Museum and the Ellsworth Business Development Corporation

•

Serves as a member of the Board of Directors at the Business and Industry Association of New Hampshire

•

Served as a Trustee of the Smithsonian affiliated Abbe Museum

•

Served on the Insurance Trust Committee of Maine Bankers Association

Mr. Simard's position as our President and CEO, his long track record of banking throughout New England, and his leadership of our company provide an extensive knowledge of our opportunities, challenges and operations.

Page 18	2020 PROXY STATEMENT

DIRECTOR NOMINEES

KENNETH E. SMITH	DIRECTOR SINCE: 2004

AGE: 66 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE (CHAIR) • BOARD RISK COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE • CHARTER TRUST COMMITTEE

Since 2003, Mr. Smith has been the owner and innkeeper of Manor House Inn and was the former owner of Wonder View Inn, both of which are lodging facilities located in Bar Harbor, Maine. Mr. Smith resides in Bar Harbor, Maine.

Professional and Leadership Highlights:

•

40 years plus of experience and expertise in the hospitality and customer service industry

•

Serves as a Commissioner of the Bar Harbor Housing Authority

•

Member of the Town's Cruise Ship Committee

•

Member of Anah Shrine

•

Former Chairman and long-time member of the Bar Harbor Town Council

•

Past President and current member of the Bar Harbor Rotary Club

Mr. Smith's expertise in the hospitality industry is beneficial to the Board as it represents a critical segment of the local economy and Bar Harbor Bank Trust's commercial loan portfolio.

STEPHEN R. THEROUX	DIRECTOR SINCE: 2017

AGE:70 COMMITTEE MEMBERSHIPS: • BOARD RISK COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE • CHARTER TRUST COMMITTEE

Mr. Theroux retired as Vice Chairman, President and CEO of both Lake Sunapee Bank Group (LSBG) and Lake Sunapee Bank in 2017. He served as a director of the LSBG Board, the Lake Sunapee Bank Board, and as Chairman of the Board of Directors of CTC. Mr. Theroux resides in New London, New Hampshire.

Professional and Leadership Highlights:

•

Held numerous executive positions for LSBG and LSB as Corporate Secretary, Chief Financial Officer, and Chief Operating Officer

•

Director of the Federal Home Loan Bank of Boston from 2015 to 2018

•

Treasurer for the Town of New London, New Hampshire

•

Trustee and Treasurer of Proctor Academy, Andover, New Hampshire

•

Serves as a director of the American European Insurance Company, Cherry Hill, New Jersey

Mr. Theroux's 40 years of experience in various operational and financial management responsibilities in the banking, educational, and insurance industries provide him with the qualifications and skills to serve as a valuable director.

2020 PROXY STATEMENT	Page 19

DIRECTOR NOMINEES

SCOTT G. TOOTHAKER	DIRECTOR SINCE: 2003

AGE: 57 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • AUDIT COMMITTEE (CHAIR) • BOARD RISK COMMITTEE

Mr. Toothaker has served as a Managing Principal of Melanson Heath & Co., PC, a certified public accounting firm with five offices located in Maine, New Hampshire, and Massachusetts. The firm specializes in professional services to individuals, as well as small to medium sized businesses and entrepreneurs throughout New England. Mr. Toothaker resides in Nashua, New Hampshire.

Professional and Leadership Highlights:

•

Holds an MBA from the University of Maine and a MTax from Bentley College

•

Experience in navigating financial management and transition across many industries and through various economic cycles

As a practicing CPA, Mr. Toothaker has experience across business and personal financial management that is well suited in his role as a director and Chair of the Board's Audit Committee.

DAVID B. WOODSIDE	DIRECTOR SINCE: 2003

AGE: 68 • CHAIRMAN OF THE BOARD OF DIRECTORS COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE (CHAIR) • COMPENSATION AND HUMAN RESOURCES COMMITTEE • GOVERNANCE COMMITTEE • BOARD RISK COMMITTEE

Mr. Woodside has served as Chief Executive Officer and Director of The Acadia Corporation, a locally owned company operating retail shops on Mount Desert Island. Mr. Woodside resides in Bar Harbor, Maine.

Professional and Leadership Highlights:

•

Received a BS in Business Administration from the University of Maine

•

Served as Vice Chair of the National Park Hospitality Association

•

Past member of the Bar Harbor Town Council

•

Past president of the Bar Harbor Rotary Club and Bar Harbor Chamber of Commerce

Mr. Woodside's in-depth knowledge of the retail and hospitality industries both in Maine and across the country provide significant expertise to the Board.

Page 20	2020 PROXY STATEMENT

EXECUTIVE OFFICERS

Executive Officers

Below is a list of our Executive Officers, including their ages and positions with us and our subsidiaries BHBT, BHTS and CTC as of March 16, 2020.

NAME	AGE	SINCE	CURRENT POSITION	POSITIONS WITH SUBSIDIARIES
Curtis C. Simard	49	2013	Director, President and CEO	President and CEO of BHBT since June 2013. Director of BHBT since June 2013. Director, BHTS since June 2013. Director of CTC since 2017

Josephine Iannelli	47	2016	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, Chief Financial Officer, and Treasurer of BHBT and BHTS since 2016. Chief Financial Officer and Treasurer of CTC since 2017

Richard B. Maltz	60	2014	N/A	Executive Vice President, Chief Operating Officer, and Chief Risk Officer of BHBT since 2016. Formerly Executive Vice President and Chief Risk Officer of BHBT since 2014

Marion Colombo	54	2018	N/A	Executive Vice President, Director of Retail Delivery of BHBT since 2018

John M. Mercier	56	2018	N/A	Executive Vice President, Chief Lending Officer of BHBT since 2018. Formerly Executive Vice President, Senior Lender NH and VT of BHBT since 2017

Jason Edgar	43	2019	N/A	President of BHTS and CTC since June 2019

Jennifer Svenson	55	2019	N/A	Senior Vice President, Chief Human Resources Officer of BHBT since June 2019

Our Bylaws provide that our Board elect executive officers annually. The Bylaws further provide the President and CEO, Chairman and Vice Chairman, if any, shall serve at the pleasure of the Board or until their successors have been chosen and qualified. All other officers serve at the pleasure of the Board and the CEO. There are no arrangements or understandings between any of the directors, executive officers, or any other persons pursuant to which the above directors have been selected as directors or any of the above officers have been selected as officers. There are no "family relationships" (as defined by the SEC) between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

2020 PROXY STATEMENT	Page 21

EXECUTIVE OFFICERS

CURTIS C. SIMARD

Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He also was affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.

Professional and Leadership Highlights:

•

Serves as a member on the Executive Committee of Maine Bankers Association

•

Serves as a member of the Board of Directors at the Seal Cove Auto Museum and the Ellsworth Business Development Corporation

•

Serves as a member of the Board of Directors at the Business and Industry Association of N.H.

•

Served as a Trustee of the Smithsonian affiliated Abbe Museum

•

Served on the Insurance Trust Committee of Maine Bankers Association

Mr. Simard's position as our President and CEO, his long track record of banking throughout New England, and his leadership of our company provide him with extensive knowledge of our opportunities, challenges and operations.

JOSEPHINE IANNELLI

Ms. Iannelli joined Bar Harbor Bank & Trust in October 2016 as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining the organization, Ms. Iannelli served as Senior Executive Vice President, Chief Financial Officer and Treasurer of Berkshire Hills Bancorp in Pittsfield, Massachusetts. She began her career at KPMG and subsequently KeyCorp. She also served in various roles at National City Corporation starting in 2002 up to and including the acquisition and integration into PNC Financial Services Group. Ms. Iannelli resides in Mount Desert, Maine.

Professional and Leadership Highlights:

•

Holds a BS in Accounting from Baldwin Wallace University

•

Serves as a member of the Board of Directors and Chair of the Audit Committee for the Maine Seacoast Mission

•

Serves as a member of the Board of Trustees and Chair of the Finance Committee for Camp Beech Cliff

•

Owned her own consulting company serving both national and international publicly traded clients

In these varying roles, Ms. Iannelli's experience and expertise encompasses financial leadership in accounting policy, financial planning and analytics, treasury, investor relations, SEC and regulatory reporting, investment management, tax, and mergers and acquisitions.

Page 22	2020 PROXY STATEMENT

EXECUTIVE OFFICERS

RICHARD B. MALTZ

Mr. Maltz has served as our Executive Vice President, Chief Operating Officer, and Chief Risk Officer since September 2016, and served as Executive Vice President & Chief Risk Officer since September 1, 2014. Prior to that Mr. Maltz has served in various executive risk, IT, and auditing roles throughout his career. Mr. Maltz resides in Ellsworth, Maine.

Professional and Leadership Highlights:

•

Received a BS in Financial Accounting from the University of New Haven

•

Holds the Certified Public Accountant designation

•

Current member of the American Institute of Certified Public Accountants

With more than 35 years of banking experience in operations, technology and risk management, Mr. Maltz is well suited in his role leading our overall operational and technology areas, while continually improving process efficiency and risk management culture throughout the organization.

MARION COLOMBO

Ms. Colombo joined our company in February 2018 as Executive Vice President, Director of Retail Delivery. She is responsible for retail strategy and delivery working with teams to ensure that our customer experience is consistent with outstanding service across all locations in Maine, New Hampshire and Vermont. She has demonstrated the ability to partner with business lines to advance wallet share beyond the branch environment. Ms. Colombo resides in York, Maine.

Professional and Leadership Highlights:

•

Prior to joining Bar Harbor Bank & Trust, Ms. Colombo served in multiple leadership roles at TD Bank for 30 years. She served as Market President of Retail for TD Bank in Boston, Massachusetts from 2009 to 2018 where she was responsible for the retail strategy for 110 de novo branches across Greater Boston and Rhode Island

•

Past recipient of the Abigail Adams award from the Massachusetts Women's Political Caucus, recognizing her as an Outstanding Woman Leader

•

Served with the United Way, Boston Partners in Education, and other nonprofits having been recognized for extraordinary support of women in the workplace

Ms. Colombo's in-depth knowledge of retail banking and her strong leadership skills and experience provides significant expertise to us in this important segment of our business.

2020 PROXY STATEMENT	Page 23

EXECUTIVE OFFICERS

JOHN M. MERCIER

Mr. Mercier has served as our Executive Vice President and Chief Lending Officer since October 1, 2018. He joined our company in April 2017 as Executive Vice President, Senior Loan Officer for New Hampshire and Vermont. His banking career spans more than 30 years with significant lending experience in many types of lending, across segments, and through various economic cycles. Prior roles have included various initiatives at Citizens Bank, KeyCorp, TD Bank, and most recently as Executive Vice President, Senior Lender of Primary Bank in Bedford, New Hampshire from October 2015 to April 2017. Mr. Mercier resides in Manchester, New Hampshire.

Professional and Leadership Highlights:

•

Received a BS in Finance from Bentley College

•

Graduate of the New England School of Banking

•

Serves as a member of the Board of Trustees and is Treasurer of the Elliot Health System

•

Past Chairman and Trustee Emeritus of Southern New Hampshire Health System

•

Past Chairman of the Manchester-Boston Regional Airport Authority

•

Past Trustee of various nonprofits including the Granite United Way, New Hampshire Institute of Art, and the Manchester Boys & Girls Club

In this role, Mr. Mercier's experience provides for the effective planning, development and implementation of the Bank's long-term lending strategies, including initiatives such as portfolio mix, growth strategies and market penetration objectives.

Page 24	2020 PROXY STATEMENT

EXECUTIVE OFFICERS

JASON EDGAR

Mr. Edgar joined our company in June 2019 as President of BHTS and CTC. He is responsible for setting the strategic direction and managing the day-to-day business of BHTS and CTC. Mr. Edgar resides in Atkinson, New Hampshire.

Professional and Leadership Highlights:

•

Prior to joining Bar Harbor Bank & Trust, Mr. Edgar served in multiple leadership roles at Berkshire Bank in Burlington, Massachusetts. He served as the Chief Investment Officer and Director of Wealth Management from 2016 to 2019. In his position at Berkshire Bank, he was responsible for setting Wealth Management's investment strategy, as well as overseeing its strategic direction. From 2014 to 2016 he served as New England Regional Leader for Berkshire Bank.

•

He received a Bachelor of Arts Degree in Political Science from the University of Connecticut.

Mr. Edgar's strong wealth management experience, deep industry knowledge and significant leadership skills provide expertise to us in this important segment of our business.

JENNIFER SVENSON

Ms. Svenson joined Bar Harbor Bank & Trust in June 2019 as Senior Vice President, Chief Human Resources Officer. She is responsible for all core Human Resources functions such as recruitment, engagement, leadership development, employee relations, and retention. Ms. Svenson resides in Danvers, Massachusetts.

Professional and Leadership Highlights:

•

Prior to joining Bar Harbor Bank & Trust, Ms. Svenson served in multiple leadership roles at Ironshore Insurance in Boston, Massachusetts. Most recently, from 2009 to 2019, she led the US HR function and was accountable for all facets of human resources including compensation, benefits, leadership development, talent acquisition, performance management, reporting and compliance.

•

She received a BA in Psychology from the North Adams State College and she earned an MBA from Salem State College

•

She holds SHRM Certifications in Human Resource Management and Pension and Employee Benefits

With more than 25 years of human resource experience, a strong understanding of the human capital challenges and of the complexities of managing a multi-state workforce, Ms. Svenson is well suited in her role leading our human resources function.

2020 PROXY STATEMENT	Page 25

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Certain Relationships and Related-Party Transactions

Transactions with Management and Others

We administer related party transactions under our Related Party Transaction Policy, which addresses compliance with NYSE American Rule 120 and Item 404(a) of Regulation S-K. This policy provides for Audit Committee oversight of related party transactions that exceed a de minimis lifetime income statement impact of $25,000 (except for loan transactions, administered according to Federal Regulation O, as described more fully below). Any transactions that qualify under this policy are reviewed by the Audit Committee (or another acceptable Board Committee, or the full Board) for pre-approval. Other than the Somesville Lease described below, and loans offered in the ordinary course of business and approved by the Bank's Board of Directors there were no related party transactions in 2019. The Related Party Transaction Policy is approved annually by the Board and administered by management of the Bank.

We have entered into a long-term lease for a Bank branch located in Somesville, Maine, effective February 1, 2006, which we refer to as the Somesville Lease. The Somesville Lease currently has a lease that runs through 2026. During each subsequent lease year, the base rent is increased using a formula tied to certain changes in the consumer price index. During 2019 the lease payments totaled $87,300. There were no amounts outstanding for this lease as of December 31, 2019. In addition to base rent, the Bank is responsible to pay as "additional rent" certain defined real estate taxes, as well as certain operating expenses, and other costs, charges, and expenses associated with the premises. The "Landlord" under the Somesville Lease is A.C. Fernald Sons Inc., a Maine corporation. Mr. Robert B. Fernald of Mount Desert, Maine, is a shareholder, director, and officer of A. C. Fernald Sons Inc. and is the father of our director Lauri E. Fernald. Ms. Fernald does not own any stock or hold any corporate office or other position with A.C. Fernald Sons Inc. and has no direct or indirect interest in the Somesville Lease other than her familial relationship with Mr. Robert B. Fernald.

Except as set forth above and with regard to "Indebtedness of Management" described below, none of our director-nominees or NEOs nor any of its subsidiaries engaged during 2019 in any transaction with our Company or any of our subsidiaries, in which the amount involved exceeded $120,000.

Indebtedness of Management and Directors

BHBT offers to its directors, officers, principal shareholders and employees, and to businesses owned and/or controlled by those persons (collectively "insiders"), commercial and consumer loans in the ordinary course of its business.

All loans made by us and our subsidiaries to insiders are regulated by federal and state regulators under Regulation O. Regulation O covers various practices and reporting requirements for loans to insiders. In addition, the Sarbanes-Oxley Act of 2002 permits banks and bank holding companies to extend credit to directors and officers provided that such extensions of credit are:

(1)
made or provided in the ordinary course of the consumer credit business of such issuer

(2)
of a type that is generally made available to such issuer to the public

(3)
made by such issuer on market terms, or terms that are no more favorable than those offered by the issuer to the public

(4)
subject to appropriate review and oversight by our Audit Committee or a comparable body of the Board in accordance with NYSE American Rules for related party transactions

As of December 31, 2019, the outstanding loans by BHBT to director nominees and NEOs amounted to an aggregate of approximately $8,207,619 with a maximum availability limit of $9,736,581. All loans are offered under the same terms and conditions available for comparable loans to persons not related to BHBT, including, interest rates, repayment terms, and the required collateral. The terms and conditions of all loans, including those to insiders, and the process by which such loans are approved, is fully documented in BHBT's written loan policy (the "Loan Policy"). The Loan Policy is approved annually by the Board and administered by the management of BHBT. Loans to insiders may not contain a higher level of risk, nor be offered with terms and conditions more favorable, than loans to non-insiders with equivalent financial profiles (except for the favorable pricing programs previously described). We believe all extensions of credit to our insiders and executive officers satisfy the foregoing conditions. No extensions of credit to our insiders have involved more than normal risk of collectability or present other unfavorable features.

Director independence disclosures may be found under "Corporate Governance" beginning on page 3.

Page 26	2020 PROXY STATEMENT

COMPENSATION OF DIRECTORS

Compensation Discussion & Analysis

Compensation of Directors

Compensation of independent directors of our company and our subsidiaries, BHBT, BHTS and CTC, consisted of a combination of fees for meetings attended, quarterly stipends, and an equity award. Members of the Board receive $600 when joint meetings are held with our company and BHBT. The fee paid for attendance at our Annual Meeting of Shareholders is also $600 per member. Audit Committee members receive $600 for each Audit Committee meeting attended. The Board Chairman is compensated at one-half of the meeting fee for his attendance at committee meetings where he is not a member of the committee.

In addition, the Board Chairman receives a quarterly stipend of $9,250 and the Chairman of the Audit Committee receives $7,250. The Chairs of Governance, Compensation, and Human Resources and Board Risk Committees, and the Chairman who oversees both BHTS and CTC meetings receive a quarterly stipend of $6,000. All other directors receive a quarterly stipend of $5,000. The following table summarizes the components of director compensation.

	ANNUAL STIPEND	2019 STOCK GRANT	MEETING FEES
Chairman of the Board	$37,000	Shares up to a market value of $25,000	$600 for Board, $500 for Executive, Compensation and Human Resources, Governance and Board Risk, $300 for Audit, $150 each for BHTS and CTC

Audit Chair	29,000	Shares up to a market value of $25,000

Governance Chair	24,000	Shares up to a market value of $25,000

Board Risk Chair	24,000	Shares up to a market value of $25,000

Compensation and Human Resources Chair	24,000	Shares up to a market value of $25,000

Charter and Trust Chair	24,000	Shares up to a market value of $25,000

All other Directors	20,000	Shares up to a market value of $25,000

Audit Committee Attendance			$600

All other meetings			$500

We review a comparative summary of director compensation annually prepared by Pearl Meyer. Pearl Meyer recommended the Board consider including equity compensation as part of its compensation mix on an ongoing basis. In February 2020, each independent director was awarded 1,075 restricted shares of our common stock under the 2015 Equity Plan. This grant was made in lieu of an increase in the cash portion of their fees and as part of an overall market adjustment in director compensation. These restricted share certificates are fully vested, but may not be sold, transferred or gifted by any director until three (3) months after such director leaves the service of the Board.

2020 PROXY STATEMENT	Page 27

COMPENSATION OF DIRECTORS

2019 Director Compensation

The following table details the total compensation paid to directors from our company and our subsidiaries, BHBT, BHTS and CTC, during 2019. Directors receive no additional compensation or perquisites for their service other than that set forth in the table below.

NAME	FEES EARNED OR PAID IN CASH[1]	RESTRICTED STOCK AWARDS[2]	TOTAL
Daina H. Belair	$37,000	$24,994	$61,994

Matthew L. Caras	45,300	24,994	70,294

David M. Colter	31,500	24,994	56,494

Steven H. Dimick	30,200	24,994	55,194

Martha T. Dudman	40,500	24,994	65,494

Stephen W. Ensign[3]	13,902	—	13,902

Lauri E. Fernald	44,500	24,994	64,494

Brendan J. O'Halloran	36,000	24,994	60,994

Kenneth E. Smith[4]	48,000	24,994	72,994

Stephen R. Theroux	39,000	24,994	63,994

Scott C. Toothaker	44,300	24,994	69,294

David B. Woodside	62,300	24,994	87,294

Totals	$458,600	$274,934	$728,534

[1]	Fees earned include all stipends and meeting fees earned in 2019.
[2]	Represents the value of 1,075 restricted shares earned in 2019 and granted in February 2020 to each independent director as part of their compensation calculated at the closing price on the day of the grant.
[3]	Mr. Ensign retired in May 2019.
[4]	Mr. Smith deferred a portion of his compensation under a Non-Qualified Deferred Compensation arrangement. This deferred arrangement is funded entirely by the director and the funds are invested and remain in our name until the director withdraws them upon his resignation, retirement, or termination from Board membership. Mr. Smith assumes the investment risk on these funds and holds the status of an unsecured creditor of our company for the payment of these deferred fees at a future date.

Page 28	2020 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

Compensation of Executive Officers

Compensation Discussion and Analysis

This section discusses an overview and analysis of our compensation program and policies, as they relate to our named executive officers, or NEOs, listed below, the material compensation decisions made under those programs and policies, and the material factors considered in making those decisions. Later in this proxy statement under the heading "Executive Compensation Tables" is a series of tables containing specific information about the compensation earned or paid to the NEOs.

The discussion below is intended to aid in the understanding of the detailed information disclosed in those tables and provide context within the overall compensation program.

Named Executive Officers

For 2019, our NEOs were:

  •
  Curtis C. Simard, President and CEO

  •
  Josephine Iannelli, Executive Vice President, CFO and Treasurer

  •
  Richard B. Maltz, Executive Vice President, Chief Operating and Chief Risk Officer

  •
  Marion Colombo, Executive Vice President and Director of Retail Delivery

  •
  John M. Mercier, Executive Vice President and Chief Lending Officer

Summary of 2019 Compensation Decisions

The Compensation and Human Resources Committee made the following compensation decisions for 2019, which are further described below in this Compensation Discussion and Analysis:

  •
  Awarded base salary increases to NEOs averaging 3.4%

  •
  Paid annual cash incentives at 94% - 30.4% of NEO base salaries based on corporate and individual achievements

  •
  Authorized the vesting of restricted stock for the 2017-2019 Long-Term Incentive Plan performance period,

  •
  Granted annual equity awards pursuant to our Long-Term Incentive Plan

Our Compensation Program Philosophy and Objectives

Our compensation philosophy is to pay for performance. Our performance considerations include both financial and non-financial measures—including the way results are achieved—for our company, the line of business, and the individual. These considerations reinforce and promote responsible growth and maintain alignment with our risk framework. Our executive compensation program provides a mix of salary, incentives, and benefits paid over time to align executive officer and shareholder interests.

The objectives of our program are to:

  •
  provide NEOs with total compensation opportunities at levels that are competitive for comparable positions at other companies and banks

  •
  directly link a significant portion of total compensation to our achievement of performance goals in a way that proportionally rewards higher performance levels

  •
  provide upside opportunities for exceptional individual performance, which can result in differentiated compensation among NEOs based on performance

  •
  closely align the NEOs' interests with those of our shareholders by making stock-based incentives an important element of the executive's compensation

Role of the Compensation and Human Resources Committee

The Compensation and Human Resources Committee oversees regulatory compliance for all our compensation and benefit plans and administers our executive compensation programs. This Committee recommends these programs to the Board for approval through its independent board members at least annually and more frequently, if circumstances warrant. These programs are intended to provide a variety of competitive compensation components including base salaries, annual cash incentives, severance arrangements, retirement programs, traditional benefits and limited perquisites. In addition, we have sought to align the long-term interests of our executives, including the NEOs, with those of our shareholders by providing share-based incentives in the form of equity awards. The composition of the components may vary from year-to-year based on individual performance, our business plan, market conditions or other factors.

The Compensation and Human Resources Committee believes that our compensation policies and procedures are designed to provide a strong link between each NEO's compensation and our short- and long-term performance. The objective of our compensation program is to provide compensation, which is competitive, variable based on our performance, and aligned with the long-term interests of shareholders.

Executive Compensation Governance

Our executive compensation program includes the following practices and policies which we believe promote sound compensation governance and are in the best interests of our shareholders.

2020 PROXY STATEMENT	Page 29

COMPENSATION OF EXECUTIVE OFFICERS

What We Do:

  •
  Design programs that place a substantial portion of compensation at-risk

  •
  Align compensation programs with our annual business objectives and long-term strategies

  •
  Use multiple performance measures and caps on potential incentive payments

  •
  Grant 50% of annual equity awards based on the total dollar value under accounting rules to NEOs with performance-based conditions

  •
  Vest equity awards over a multi-year period

  •
  Include clawback provisions in our annual and long-term incentive plans for executive officers

  •
  Engage with and consider shareholder input in designing our executive pay programs

  •
  Conduct an annual risk assessment of annual incentive programs

What We Don't Do:

  •
  Allow hedging of our securities

  •
  Provide excessive perquisites or supplemental executives retirement plans

  •
  Provide for multi-year guaranteed salary increases or non-performance-based cash incentive awards for executive officers

  •
  Include "golden parachute" excise tax gross ups in severance arrangements

Shareholder "Say on Pay" Advisory Votes

Shareholders are entitled to annually vote on an advisory, non-binding resolution on our compensation policies and procedures as they relate to our NEOs. Past shareholder votes have been overwhelmingly in favor of our programs and practices.

The approval percentages of the "Say on Pay" voting results for the last five years were as follows:

2015	2016	2017	2018	2019
95.2%	97.6%	97.0%	95.6%	96.4%

The Compensation and Human Resources Committee has and will continue to consider the outcome of future advisory, non-binding "Say on Pay" votes when reviewing and planning future executive compensation arrangements.

The Role of Compensation Consultants

The Compensation and Human Resources Committee has utilized, and expects to utilize in the future, various outside consultants, actuaries and attorneys to assist in developing and implementing the essential components of our compensation program, including its equity program and incentive compensation arrangements.

The Compensation and Human Resources Committee, under the authority granted by its charter, engages Pearl Meyer to assist in reviewing our executive officer and director compensation packages. Their 2019 engagement included:

  •
  providing current market-based total compensation guidelines to assist in establishing appropriate and ongoing base compensation and incentive compensation levels for our NEOs

  •
  providing guidance and market comparisons for the long-term incentive program using equity grants to NEOs under our approved equity plan

  •
  providing a comprehensive review of our compensation program for our directors

The Compensation and Human Resources Committee has assessed the relationships among Pearl Meyer, our company, the Committee, and its executive officers for independence and conflicts of interest. In this assessment, the Committee reviewed the criteria set forth in the SEC Reg. 240.10C-1(b)(4) (i)-(vi) and such other criteria as it deemed appropriate

The Compensation and Human Resources Committee did not identify any conflicts of interest with the engagement of Pearl Meyer. Additionally, Pearl Meyer provided documented assurances that their relationship meets the independence standards and no conflicts of interest were identified.

Role of Management

On an annual basis, management provides the Compensation and Human Resources Committee with general information on executive officer compensation, including the NEOs. The Committee then reviews, discusses and considers this information and any recommendations. Mr. Simard and our Human Resources experts assist in the administration of all executive compensation programs, prepare Compensation and Human Resources Committee and Board meeting materials, and perform work as requested by this Committee., Mr. Simard, as our CEO, attends portions of the Committee's meetings and makes recommendations on base salary, annual incentives and equity compensation for only the executive officers who report to the CEO. The Committee has the discretion to accept, reject or modify the CEO's recommendations. The CEO is not a member of the Compensation and Human Resources Committee and is not present for the executive sessions or for any discussion regarding his own compensation.

The Compensation and Human Resources Committee reviews and recommends to the Board's independent members compensation programs for approval. The Committee also

Page 30	2020 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

provides an analysis of the recommendations it believes meet our ongoing needs to attract, motivate, and retain talented and qualified executives who can make major contributions to our leadership and success. The Committee regularly reviews market information provided by Pearl Meyer. Primary data sources used in the benchmarking for the NEOs represent information publicly disclosed by a peer group of publicly traded banks and published surveys. The Committee reviews comparative compensation and benefit information contained in the public filings of this peer group which has been established for compensation comparison (the Compensation Peer Group) using objective selection criteria. The Compensation Peer Group is reviewed annually by the Committee.

Market Benchmarking and Performance Comparisons

The Compensation and Human Resources Committee considers companies primarily in the banking industry that are comparable to us based on market capitalization, geographic area and number of employees. The 2019 Compensation Peer Group includes financial institutions that fall within a range of $1.7 billion in assets to $8.3 billion in assets. All peer banks are in the Northeast region and New York excluding New York City. The Committee believes this group provides an appropriate selection of publicly traded financial institutions representing the geographical area most probable to be considered for recruitment purposes. Further, the Committee believes the Compensation Peer Group information discloses compensation programs of similarly situated executives in comparable institutions, and the analysis is a useful comparative tool for the Committee in establishing executive compensation programs and individual criteria for our executives.

2020 PROXY STATEMENT	Page 31

COMPENSATION OF EXECUTIVE OFFICERS

The Compensation Peer Group information is used as a guide in establishing the competitiveness and reasonableness in our compensation program and practices. The committee does not target the elements of our compensation program at any specific level or percentile within the Compensation Peer Group. Rather than rely on a specific formula-based model, the committee believes that retaining discretion to assess the overall performance of NEOs gives the committee the ability to more accurately reflect individual contributions that cannot be absolutely quantified. The Compensation and Human Resources Committee also believes that an emphasis on incentive compensation for our NEOs is an important component of our overall compensation program. In addition, the Committee generally does not affirmatively set out in any given year, or with respect to any given executive, to apportion compensation in any specific ratio among the various categories of compensation described below. Rather, the Compensation Committee uses the principles described above, and the factors described for each category in the discussion that follows as a guide in assessing the proper allocation among those categories.

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of the Securities and Exchange Commission Regulation S-K with management.

The Compensation and Human Resources Committee believes our financial results and total shareholder return (disclosed in our Form 10-K for the year ended December 31, 2019) compare favorably with our Compensation Peer Group indicating a solid pay-for-performance alignment. The Committee further believes the compensation established for our CEO and other NEOs provide an appropriate balance between market compensation and shareholder return. The Committee referenced market data including peer group and survey information along with guidance provided by Pearl Meyer in its process to establish and validate the appropriateness of our executive compensation compared to market and performance.

Based upon this review and discussion, the Compensation and Human Resources Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation and Human Resources Committee Members
Kenneth E. Smith, Chair	David M. Colter
Matthew L. Caras	Martha T. Dudman
Lauri E. Fernald	David B. Woodside

The following table provides information concerning the compensation paid for 2019 to our Named Executive Officers who consist of our Chief Executive Officer and President and our other four most highly compensated executive officers during 2019.

NAME	BHB 2019 BASE SALARY[1]	BHB 2019 TOTAL CASH COMPENSATION[2]
Curtis C. Simard	$635,000	$888,388

Josephine Iannelli	405,000	526,780

Richard B. Maltz	405,000	526,780

Marion Colombo	300,000	378,931

John M. Mercier	300,000	378,931

[1]	Approved base salary figures as of year-end 2019 have been used for comparison purposes in this table.
[2]	Approved base salary figures at the end of 2019 plus the cash amount paid to each NEO under the 2019 Annual Cash Incentive Program.

The Compensation and Human Resources Committee also considers the relative scarcity of senior banking executive candidates in its immediate market area with skills and experience necessary to achieve future strategic goals, as well as the challenge in a very competitive market to recruit out-of-market candidates to work in rural Maine. The Committee does not use any formal, fixed or indexed criteria for establishing compensation levels for any of our NEOs within market identified ranges. The Committee believes the growth in total compensation provided to our executive officers should be weighted towards variable compensation including cash and equity incentives which tie directly to corporate performance with less emphasis upon growth in base salaries.

Compensation Plan Components

Our executive compensation program applicable to the NEOs is composed of the following primary components: (1) base salaries; (2) annual cash incentive compensation programs; (3) long-term incentives in the form of equity grants; and (4) retirement benefits including our 401(k) plan, severance arrangements and perquisites (membership dues and auto allowances).

Page 32	2020 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

PERFORMANCE YEAR 2019 COMPENSATION COMPONENTS[1]

DESCRIPTION	HOW IT PAYS
Base Salary	Salary/wages are paid on a standard, company-wide schedule of 26 pay periods throughout the year

Annual Cash Incentive	Awarded annually, subject to Board-approved formulas for company-wide, group-specific performance measures, and individual performance measures.

Equity Incentives	Comprised of three-year performance- and time-based Restricted Stock Units, or Restricted Stock Awards with immediate vesting on grant date, all with three-year restriction periods after vesting

[1]	Benefits and perquisites are described later in the proxy statement are excluded.

The charts below summarize the 2019 targeted pay mix for each NEO.

2020 PROXY STATEMENT	Page 33

Base Salary

Our executive compensation program provides base salaries to compensate executive officers for the performance of core duties and responsibilities associated with their positions. The Compensation and Human Resources Committee reviews base salaries annually in the context of comparative industry information, as described above. The Committee also considers the specific contributions of the individual executive officer's leadership skills, contributions to our strategic initiatives, the officer's opportunity for professional growth, as well as market factors when it sets and adjusts base salaries. In addition, the Committee considers the prevailing economic climate, our overall performance, and our most current business plan.

Upon performance evaluations, and the advice and market salary data supplied by Pearl Meyer, in 2019 the Compensation and Human Resources Committee made performance and market adjustments resulting in the approved base salaries for 2020 as set forth below:

NAME	2019 BASE SALARY	2020 BASE SALARY
Curtis C. Simard	$635,000	$655,000

Josephine Iannelli	405,000	420,000

Richard B. Maltz	405,000	420,000

Marion Colombo	300,000	310,000

John M. Mercier	300,000	310,000

Annual Cash Incentive Program

During 2019, the NEOs participated in the Annual Cash Incentive Program which was designed to provide meaningful incentives tied to our annual metrics to optimize profitability, growth, excellence in individual performance, and to promote teamwork among its participants. Consistent with best practices, the Board and its compensation consultant continue to review and increase the precentage of at risk pay for each executive annually. This program was approved by the Board for 2019.

Annual Cash Incentive Performance Measures.    The senior management team has predefined performance goals to determine their annual short-term incentive awards. Bar Harbor Bankshares common team goals for 2019 were Net Income, a credit asset quality measure of Non-Performing Loans as a Percentage of Total Loans, a well-managed Efficiency Ratio, and the successful completion of strategic initiatives. The specific allocations of goals were weighted to reflect the focus and contribution of each position.

The following table shows the 2019 target compensation for the annual cash incentive in dollars:

NAME	BASE SALARY	Target (AS A PERCENTAGE OF BASE SALARY)	TARGET
Curtis C. Simard	$635,000	42.00%	$266,700

Josephine Iannelli	405,000	32.00%	129,600

Richard B. Maltz	405,000	32.00%	129,600

Marion Colombo	300,000	28.00%	84,000

John M. Mercier	300,000	28.00%	84,000

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The following table shows the specific performance goals of the 2019 annual cash incentive plan:

PERFORMANCE GOALS

INCENTIVE MEASURES	THRESHOLD	TARGET	STRETCH
Adjusted Net Income ($thousands)	$29,408	$31,621	$43,783

NPL/Tloans[1]	1.08%	0.81%	0.68%

Efficiency Ratio[2]	65.00%	63.00%	61.74%

Strategic Initiatives[3]	93.00%	100.00%	110.00%

1	Non-Performing Loans (NPL's) include all loans on non-accrual status as of December 31, 2019 as measured against total loans
2	Efficiency ratio is a Non-GAAP measure computed by using adjusted non-interest expense net of franchise taxes and intangible amortization divided by adjusted revenue tax effected for tax advantaged assets using marginal tax rate. See 10-K Reconciliation of Non.GAAP measures for further details.
3	Strategic initiatives include, but are not limited to, M&A activity, balance sheet strategies and restructuring initiatives.

Below is a summary of the annual incentive awards paid for 2019 performance:

NAMED EXECUTIVE OFFICER	ACTUAL	TARGET	% OF TARGET
Curtis C. Simard	$253,388	$266,700	94%
Josephine Iannelli	121,780	129,600	94%
Richard B. Maltz	121,780	129,600	94%
Marion Colombo	78,931	84,000	94%
John M. Mercier	78,931	84,000	94%

Details of the above are disclosed in Threshold, Target and Stretch categories in the "Grants of Plan-Based Awards" table under the heading "Executive Compensation Tables" found elsewhere in this proxy statement.

2020 PROXY STATEMENT	Page 35

COMPENSATION OF EXECUTIVE OFFICERS

Long-Term Equity Incentives

Our Board utilizes a Long-Term Incentive Program for senior management members as part of their total compensation.

Pearl Meyer assisted the Compensation and Human Resources Committee with the initial plan design and periodically evaluates appropriate reward levels. The program is designed to be made up of three-year rolling plans. Grants may be given in time-vested restricted stock, performance-vested restricted stock units, or a combination of both. The purpose of the program is to align executives' interests with shareholder interests, increase executive stock ownership, and ensure sound risk management by providing a balanced view of performance and reward over a longer time horizon. The program also positions our total compensation offerings to be competitive with the market to attract and retain strong talent which is needed to drive our success.

Our Board has approved Long-Term Incentive Programs for senior management members as part of their total compensation. This compensation component is used to align the interests of our participating officers and managers, particularly executive officers, with those of shareholders over a long-term horizon, and to support our leadership retention objectives. As further described below grants are made under the 2019 Equity Plan ("the 2019 Plan") which was approved by shareholders at the 2019 Annual Meeting of Shareholders.

The following table shows the performance goals for the long-term incentive awards granted in 2019 at Threshold, Target and Stretch for role of the participants within the 2019-2021 Plan:

2019-2021 Long Term Incentive Plan

	Time Vested		Performance

Name	% of Salary	Amount $	Threshold % of Salary	Threshold $	Target % of Salary	Target $	Stretch % of Salary	Stretch $
Curtis C. Simard	20.00%	$127,000	10.00%	$63,500	20.00%	$127,000	30.00%	$190,500

Josephine Iannelli	15.00%	60,750	8.00%	32,400	15.00%	60,750	22.00%	89,100

Richard B. Maltz	15.00%	60,750	8.00%	32,400	15.00%	60,750	22.00%	89,100

Marion Colombo	12.50%	37,500	6.25%	18,750	12.50%	37,500	18.75%	56,250

John M. Mercier	12.50%	37,500	6.25%	18,750	12.50%	37,500	18.75%	56,250

Information pertaining to outstanding equity awards are disclosed in the "Outstanding Equity Awards at Fiscal Year-end" table found on page 40 in this proxy statement.

The 2019 Plan provides our NEOs with the opportunity to earn equity-based awards. Under the 2019 program, grants may be delivered in performance-vested restricted stock units, time-vested restricted stock, or a combination of both. The purpose of the program is to align executives' interests with shareholder interests, increase executive stock ownership, and ensure sound risk management by providing a balanced view of performance and reward over a longer time horizon. The program also positions our total compensation offerings to be competitive with the market to attract and retain strong talent which is needed to drive our success.

Target award opportunities are based on role. Equity awards are calculated as a percentage of base salary to determine the number of shares available for awards. See the table "Grants of Plan Based Awards (columns g-k) on page 39 to reference the actual shares that may be earned under the 2019-2021 plan year to each NEO.

LONG-TERM EQUITY INCENTIVE MEASURES

The Long-Term Incentive Programs consist of both performance-based and time-vested stock units converted to restricted shares. Fifty percent of the grants to each participant time-vest with a third of the shares vesting in each of the years covered. Grants are contingent upon continued employment with a pro-rated portion vesting in the event of a participant retirement, death, or disability. The time-vested shares also have a post-vesting holding period of three years. At the time of vesting, sufficient shares may be withheld to cover the executive's tax liabilities.

The remaining 50% of the shares are performance-vested shares to be awarded at the end of the three-year measurement period and upon attainment of the performance goals. Relative Return on Assets ("ROA") measured against the SNL $1.5 billion to $6 billion Bank Index peer group will determine the performance award for 2019-2021 Plan. The average of the twelve quarters within the plan measurement year is calculated and measured against peer results for the same period. A result below the 45th percentile of the peer group would fall below Threshold and no payment would be due or paid. Target is calculated at the 50th percentile when measured against the peer group, and the plan Stretch is capped at the 75th percentile. In addition to relative ROA, there is a Total Shareholder Return ("TSR") modifier to further align shareholder interest. If our TSR calculation for the same performance measurement period is negative, a payout cannot exceed Threshold regardless of the relative ROA performance results.

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COMPENSATION OF EXECUTIVE OFFICERS

Benefits, Retirement and Post-Termination Compensation Elements

We provide a 401(k) plan for all employees meeting minimum age and service requirements which includes employer matching contributions of up to 5%. We match 100% on the first 3% deferred by employees and 50% on the next 2% deferred by employees.

We also maintain employment agreements with NEOs Simard and Iannelli which provide severance benefits in the event of a termination by the employer without cause and/or by the employee with good reason, as well as change in control with subsequent termination (or constructive termination).

We also have change in control agreements for NEOs Maltz, Colombo and Mercier. These agreements provide for, among other things, the payment of their salary and subsidized medical COBRA reimbursement for a period of 24 to 36 months in the event of both a change in control and subsequent termination (or constructive termination) within set timeframes after a change in control, unless such termination was for cause. These specific payments and timeframes were established under the advice of a compensation consultant and employment attorney as representative of similar type agreements in the industry, and which we believe are necessary to attract and retain senior executives.

Our equity award agreements and the related long term incentive plan program documents address treatment of equity awards upon termination of employment or change in control. Under these provisions, the awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance based awards. The award agreements and program documents also provide for full vesting of outstanding equity awards upon the occurrence of a change in control (i.e., without requirement of a subsequent termination of employment), based on target performance in case of performance based awards.

The Compensation and Human Resources Committee feels these agreements are necessary to provide a competitive total compensation plan to attract and retain the employment of our current and future NEOs.

Other Compensation and Benefits

All executive officers can participate in certain group health, dental, disability and term life insurance benefits. In accordance with our policy, all such benefits are generally available to our employees including employees of our subsidiaries. In addition, we provide our NEOs paid time off awards.

Clawback Provision

We have provisions in our incentive programs guidance requiring each current and former executive officer to forfeit any erroneously awarded incentive-based compensation. This incentive-based compensation would have been received by any such officer during the three completed years preceding the date on which we are required to prepare an accounting restatement due to our material non-compliance with any financial reporting requirement under the federal securities laws. None of our directors or executives were required to forfeit any such erroneously awarded incentive-based compensation in 2019.

Our provisions further state that the altering, inflating and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards will subject any participant to disciplinary action up to and including termination of employment. In addition, any incentive compensation as provided by the plan to which the participant would otherwise be entitled will be revoked or subject to "clawback."

All cash and equity awards proposed under the 2019 Equity Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or similar action in accordance with the terms of any clawback or similar policy or any applicable law related to such actions, as may be in effect from time-to-time.

Stock Ownership Guidelines

While all our executive officers hold equity interests in our company and may be granted shares in the future under our equity programs, we do not have specific guidelines regarding stock ownership for our NEOs at this time. Our Board has implemented a three-year retention requirement for shares acquired under equity awards issued under our Long-Term Incentive Program for NEOs for retention purposes. We encourage NEO stock ownership and review overall ownership levels on a periodic basis.

Policy on Code Section 162(m)

Section 162(m) of the U.S. Internal Revenue Code, or the Code, generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the CEO and the other "covered employees" as defined in the rule. Under the tax laws in effect before 2018, compensation that qualified as "performance-based compensation" under Section 162(m) of the Code was deductible without regard to this limitation. Effective for tax years beginning after December 31, 2017, the Tax Cuts and Job Acts of 2017 generally eliminated the performance-based exemption, subject to a special rule that grandfathers certain awards and agreements that were in effect on November 2, 2017. While considering tax deductibility as only one of several considerations in determining compensation, the Compensation and Human Resources Committee believes the tax deduction limitation should not compromise its ability to structure compensation programs that provide benefits to us that outweigh the potential benefit of a tax deduction, and therefore, may approve compensation that is not deductible for tax purposes.

2020 PROXY STATEMENT	Page 37

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table discloses compensation for the years ended December 31, 2019, 2018 and 2017 received by the NEOs.

NAME AND PRINCIPAL POSITION	YEAR	BASE SALARY RECEIVED[1]		SIGN ON BONUS		STOCK AWARDS[2]		NON-EQUITY INCENTIVE PLAN COMPENSATION	ALL OTHER COMPENSATION[3]	TOTAL ($)
Curtis C. Simard	2019	$635,000		$—		$417,498		$253,388	$30,287	$1,336,173
President & CEO of	2018	605,000		—		302,481		303,500	30,235	1,241,216
Bar Harbor Bankshares/BHBT	2017	525,000		—		350,369		299,250	28,415	1,203,034

Josephine Iannelli	2019	405,000		—		226,856		121,780	24,585	778,221
EVP, CFO and Treasurer of	2018	390,000		—		144,261		160,000	28,204	722,465
Bar Harbor Bankshares/BHBT	2017	350,000		—		179,978		147,000	41,469	718,447

Richard B. Maltz	2019	405,000		—		226,856		121,780	26,744	780,380
EVP, Chief Operating Officer and	2018	390,000		—		144,261		160,000	23,838	718,099
Chief Risk Officer of BHBT	2017	350,000		—		204,984		147,000	23,638	725,622

Marion Colombo	2019	300,000		—		143,738		78,931	32,663	555,332
EVP, Director of Retail Delivery	2018	245,385	[4]	30,000	[5]	160,296	[6]	115,000	28,631	579,312

John M. Mercier	2019	300,000		—		123,743		78,931	33,354	536,028
EVP, Chief Lending Officer	2018	290,000		—		90,585		100,000	29,269	509,854

[1]	Included in salary amounts for each NEO are monies they deferred pursuant to our 401(k) Plan, which allows our employees and employees of our wholly owned subsidiaries to defer monies from their compensation, subject to applicable limitations in Code Section 401(k), and amounts deferred pursuant to our Section 125 Cafeteria Plan providing health, life, and disability insurance benefits. Employees, including NEOs, are paid on a bi-weekly basis.
[2]	Amounts in this column represent grants issued to NEOs under the Long-Term Incentive Plans computed in accordance with FASB ASC Topic 718. See Note 14 Stock Based Compensation Plans to our financial statements included in our Annual Report Form 10-K filed for the year ending December 31, 2019. For performance-based awards, amounts in this column are computed at the probable level of Stretch performance.
[3]	Other Annual Compensation includes match and contribution amounts into our 401(k) plan in the same formula and schedule as available to all other employees and such other items as imputed life insurance amounts on group term insurance in excess of the allowable $50,000, non-taxable IRS limit. Please see the table following these footnotes for further detail.
[4]	Base salary for Ms. Colombo represents pro-rated amounts of her approved annualized base salary representing the time worked during the identified year.
[5]	Ms. Colombo received a sign on bonus of $30,000 upon joining in February 2018.
[6]	Ms. Colombo was granted a pro rata share of long-term performance stock awards for 2016-2018, 2017-2019, and 2018-2020 upon joining in February 2018.

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COMPENSATION OF EXECUTIVE OFFICERS

The NEOs also participate in certain group life, health and disability insurances and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to all employees and do not discriminate in scope, terms and operation. The table below provides detail on the amounts comprising the column entitled "All Other Compensation" contained in the Summary Compensation Table for 2019.

NAME	EMPLOYER 401(K) CONTRIBUTION MATCH	MEMBERSHIP DUES	HOUSING ALLOWANCE	AUTOMOBILE ALLOWANCE	IMPUTED LIFE INSURANCE	TOTAL
Curtis C. Simard	$11,200	$2,835	$—	$15,000	$1,252	$30,287

Josephine Iannelli	11,200	2,125	—	10,000	1,260	24,585

Richard B. Maltz	11,200	—	—	10,000	5,544	26,744

Marion Colombo	11,200	—	—	20,000	1,463	32,663

John M. Mercier	11,200	7,480	—	12,000	2,674	33,354

[1]	Membership Dues include payment of membership or participation fees to fitness, country club, or similar organizations.

We may provide non-cash perquisites that are not disclosed in the table above with a de minimis value such as incidental service fee waivers on deposit accounts or safe deposit rental fees.

Grants of Plan-Based Awards

The following table sets forth information regarding the 2019-2021 long-term plan-based awards granted to the NEOs during the last fiscal year under the 2019 Annual Incentive Plan. Amounts disclosed are based on 2019 eligible salaries received by the participants. The time-vested grants under the 2019-2021 Long Term Incentive Plan are shown under Target, and the range of the possible performance awards pursuant to the 2019-2021 Long Term Incentive Plan is also disclosed for each participant.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated future payouts under equity incentive plan awards[2]			All other stock awards: Number of	Grant date fair value of

Name (a)	Grant Type (b)	Grant Date (c)	Threshold ($) (d)	Target ($) (e)	Stretch ($) (f)	Threshold (#) (g)	Target (#) (h)	Stretch (#) (i)	stock units[3](#) (j)	stock awards[4] (#) (k)
Curtis C. Simard	Short-term		$114,300	$266,700	$431,800
	Time-vested	Jan 2019							5,519	$127,000
	Performance	Jan 2019				2,760	5,519	8,279		190,500
	Immediate vest	Nov 2019							4,301	99,998

Josephine Iannelli	Short-term		64,800	129,600	194,400
	Time-vested	Jan 2019							2,640	60,750
	Performance	Jan 2019				1,320	2,640	3,960		91,125
	Immediate vest	Nov 2019							3,225	74,981

Richard B. Maltz	Short-term		64,800	129,600	194,400
	Time-vested	Jan 2019							2,640	60,750
	Performance	Jan 2019				1,320	2,640	3,960		91,125
	Immediate vest	Nov 2019							3,225	74,981

Marion Colombo[5]	Short-term		42,000	84,000	126,000
	Time-vested	Jan 2019							1,630	37,500
	Performance	Jan 2019				815	1,630	2,445		56,250
	Immediate vest	Nov 2019							2,150	49,988

John M. Mercier	Short-term		42,000	84,000	126,000
	Time-vested	Jan 2019							1,630	37,500
	Performance	Jan 2019				815	1,630	2,445		56,250
	Immediate vest	Nov 2019							1,290	29,993

[1]	The Annual Incentive Program detail in columns (d), (e), and (f) represents the possible payouts ranges based on the relevant performance level for the calendar year ended December 31, 2019. More information regarding the terms of the Annual Incentive Program can be found in the Compensation Discussion and Analysis.
[2]	Amounts in columns (g), (h), and (i) represent the number of performance shares granted under the Long-Term Incentive Plan in 2019 based on the relevant performance level. The performance shares were granted under the 2019 Equity Plan. More information regarding the terms of the performance shares can be found in the Compensation Discussion and Analysis.
[3]	Represents the number of time-vested shares granted to NEOs in 2019 under the Long-Term Incentive Plans. The performance shares were granted under the 2019 Equity Plan. More information regarding the terms of the time-vested can be found in the Compensation Discussion and Analysis
[4]	Fair values of performance awards in column (k) are determined based on Stretch performance level.

2020 PROXY STATEMENT	Page 39

COMPENSATION OF EXECUTIVE OFFICERS

Outstanding Equity Awards at Fiscal Year-End-2019

	STOCK AWARDS

NAME (a)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED[1] (b)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED[1] (c)	EQUITY INCENTIVE PLAN AWARDS; NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED[2] (d)	EQUITY INCENTIVE PLAN AWARDS; MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED[2] (e)
Curtis C. Simard	7,035	$178,616	15,001	$380,863

Josephine Iannelli	3,413	86,650	7,209	183,043

Richard B. Maltz	3,723	94,530	7,209	183,043

Marion Colombo	1,513	38,419	4,365	110,817

John M. Mercier	1,534	38,944	4,458	113,178

[1]	Amounts in column (b) represent time-vested shares payable in 2020, 2021 and 2022. The amount in column (c) represents the total value of those shares at December 31, 2019 at the closing price of $25.39 per share.
[2]	Amounts in column (d) represent the performance shares payable in 2020, 2021, and 2022 if paid at Stretch level. The amounts in column (e) represent the total value of those shares at December 31, 2019 at the closing price of $25.39 per share. More information regarding the terms of the performance shares can be found in the Compensation and Discussion Analysis.

Stock Vested in 2019

	STOCK AWARDS[1]

NAME	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING[1]
Curtis C. Simard	8,995	$232,899

Josephine Iannelli	4,523	117,120

Richard B. Maltz	5,381	139,104

Marion Colombo	1,680	44,100

John M. Mercier	1,728	45,360

[1]	This represents the number and dollar value, respectively, of restricted time-vested shares issued in 2019 to NEOs under the 2015-2017, 2016-2018 and 2017-2019 Long Term Incentive Programs and the performance shares issued under the 2015-2017 plan. Depending on the plan period, the time-vested shares must be held for a period of one to three years after issue and performance shares are required to be held for a three-year period.

No NEO held stock options at December 31, 2019.

No NEOs have Pension Benefits or activity in any Nonqualified Deferred Compensation plan or SERP.

Potential Payments Upon Termination of Employment or Change in Control

Executive Employment Agreements.    We have entered into executive employment agreements with Mr. Simard and Ms. Iannelli. Mr. Simard and Ms. Iannelli are the only named executive officers with employment agreements. The agreements provide severance benefits to the executive in connection with termination of employment either by us without "cause" or by the executive for "good reason" (as those terms are defined in the employment agreements). The amount of severance depends, in part, on whether the termination of employment occurs prior to a change in control ("non-CIC severance"), or in anticipation of, or within 12 months after, a change in control ("CIC severance"). In each case, severance payments are conditioned on the executive providing us with a release of claims. The following briefly summarizes the severance benefits payable to each executive under the agreements:

  •
  Non-CIC severance
    •
    For Mr. Simard, his employment agreement provides for (i) cash severance equal to his base salary for the remainder of the term of his employment agreement (currently scheduled to remain in effect through December 31, 2021), payable in a lump sum; (ii) pro-rata annual incentive award for the year of termination; (iii) group health benefits (including medical, vision and dental benefits) for the remainder of the employment term (currently, through December 31, 2021) or 18 months (if longer); and (iv) full vesting of all outstanding equity awards, with assumed target performance for performance-based awards.

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    •
    For Ms. Iannelli, her employment agreement provides for (i) cash severance equal to two years' of base salary, payable in a lump sum; and (ii) a payment equal to 18 months of our share of premium contributions for group health benefits (including medical, vision and dental benefits).

  •
  CIC severance

  •
  For Mr. Simard, his employment agreement provides for (i) cash severance equal to three times the sum of Mr. Simard's base salary and target annual bonus, payable in a lump sum; (ii) pro-rata annual incentive award for the year of termination; (iii) group health benefits (including medical, vision and dental benefits) for 36 months; and (iv) full vesting of all outstanding equity awards, with assumed target performance for performance-based awards.

  •
  For Ms. Iannelli, her employment agreement provides for (i) cash severance equal to two years' of base salary, payable in a lump sum; and (ii) a payment equal to 18 months of our share of premium contributions for group health benefits (including medical, vision and dental benefits).

Executive Change in Control Severance Plan.    The named executive officers, other than Mr. Simard and Ms. Iannelli, do not have employment agreements and do not participate in any arrangements entitling them to non-CIC severance. The named executives, other than Mr. Simard and Ms. Iannelli, do, however, participate in our Executive Change in Control Severance Plan. The plan provides participating executives with severance benefits in the event that (i) a change in control occurs; and (ii) within 12 months after the change in control, the executive's employment is terminated by us without cause or by the executive for good reason (as those terms are defined in the plan). If a qualifying termination occurs, the executive is eligible for severance benefits equal to a specified number of months of base salary and a specified number of months of COBRA premiums for group health coverage (to the extent the COBRA premiums exceed active employee premium rates). Mr. Maltz is eligible for 24 months of salary and 18 months of COBRA premiums, and the other named executive officers are eligible for 24 months of salary and 12 months of COBRA premiums.

Equity Awards.    Our equity award agreements and the related long-term incentive plan program documents address treatment of equity awards upon termination of employment or change in control. Under these provisions, the awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance-based awards. None of the named executive officers were eligible for retirement as of the end of the last fiscal year. Except as set forth in the preceding paragraphs, for any other termination of employment before vesting, the awards forfeit. The award agreements and program documents also provide for full vesting of outstanding equity awards upon the occurrence of a change in control (i.e., without requirement of a subsequent termination of employment), based on target performance in case of performance-based awards.

No Change in Control Excise Taxes.    None of these arrangements include payments of excise taxes in case of a change in control. The employment agreements and Executive Change in Control Severance Plan instead provide for a cutback in any change in control payments to the extent a cutback would result in a greater after-tax payment to the executive.

The following table estimates the amount that would have been payable to each named executive officer under the arrangements described above assuming the applicable employment termination event or change in control had occurred as of the end of the last fiscal year. The value of equity awards that vest is based on the closing price of our common stock at the end of the last fiscal year and assumes target performance in case of performance-based awards.

2020 PROXY STATEMENT	Page 41

COMPENSATION OF EXECUTIVE OFFICERS

Termination and Change in Control Benefits

Termination Event	Curtis C. Simard	Josephine Iannelli	Richard B. Maltz	Marion Colombo	John M. Mercier
Termination Without Cause or With Good Reason—Not in Connection with Change in Control
Cash severance	$740,833	$810,000	—	—	—
Pro rata bonus	266,700	—	—	—	—
Benefits	29,560	29,560	—	—	—
Equity vesting	623,973	305,317	—	—	—
Total	$2,044,397	$1,213,067	—	—	—

Termination Without Cause or With Good Reason—In Connection with Change in Control[1]
Cash severance	1,950,000	810,000	810,000	600,000	600,000
Pro rata bonus	800,100	—	—	—	—
Benefits	59,119	29,560	29,560	19,706	19,706
Equity vesting	—	—	—	—	—
Total	$1,551,229	$966,023	$839,560	$619,706	$619,706

Death, Disability or Retirement[2]
Cash severance	$740,833	$810,000	—	—	—
Pro rata bonus	266,700	—	—	—	—
Benefits	29,560	29,560	—	—	—
Equity vesting	206,358	104,108	64,765	52,852	54,082
Total	$329,887	$166,326	$64,765	$52,852	$54,082

Any Other Termination of Employment
Cash severance	—	—	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	—	—	—	—	—
Equity vesting	—	—	—	—	—
Total	—	—	—	—	—

Closing of Change in Control
Cash severance	—	—	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	—	—	—	—	—
Equity vesting	493,168	247,044	—	—	—
Total	$493,168	$247,044	—	—	—

[1]	The termination of employment is in connection with a change in control if (i) for Mr. Simard and Ms. Iannelli, it occurs in anticipation of, or within 12 months after, a change in control, and (ii) for the other named executive officers, it occurs within 12 months after a change in control.
[2]	None of the named executive officers were eligible for retirement for purposes of the equity award agreements as of the end of December 31, 2019.

Equity Awards Outstanding and Available

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2019. There are no compensation plans under which equity securities may be issued that have not been approved by our shareholders.

PLAN CATEGORY	NUMBER OF SECURTIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS.	WEIGHTED-AVERAGE EXERCISE PRICES OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity Compensation plans approved by security holders	257,394	8.44	467,616

Page 42	2020 PROXY STATEMENT

CEO PAY RATIO

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Curtis C. Simard, our Chief Executive Officer and President ("CEO") as of the end of 2018, our last completed fiscal year:

CEO PAY RATIO
CEO Annual Total Compensation	$950,279

Median Employee Annual Total Compensation	$43,083

CEO to Median Employee Pay Ratio	22:1

Based on this information, we reasonably estimate that for 2019 our CEO's annual total compensation was approximately 22 times that of the median of the annual total compensation of all our employees.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO for this purpose, we took the following steps:

  •
  We selected, November 16, 2019 which is within the last three months of 2019, as the date upon which we would identify the "median employee" because it enabled us to make such identification in a reasonably efficient and economical manner.

  •
  We identified the "median employee" from our employee population excluding the CEO by including the annualized base salary calculated on their November 16, 2019 compensation rate, overtime, incentives, commissions, matching contributions to participants in our Section 401(k) plan, and the employer subsidy contributions for our health programs.

  •
  We annualized the compensation of the employees who were hired in 2019 but did not work for us for the entire fiscal year.

Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure for identifying our median employee.

We identified our median employee using compensation measures identified in Section 953(b) consistently applied to all our employees included in the calculation.

CEO Employment Agreement

In February 2018 we executed a new CEO Employment Agreement with Mr. Simard in order to retain Mr. Simard.

The term of the Employment Agreement is three years from January 1, 2018, with automatic one-year renewals each January 1st thereafter unless we elect not to extend the term of the Employment Agreement by providing Mr. Simard with 90 days' written notice. The Employment Agreement includes certain restrictive covenants with respect to competition and non-solicitation of customers and employees that apply during the term of the Employment Agreement and for a period of one-year following Mr. Simard's termination of employment, the geographic scope of which has been expanded to cover a fifty-mile radius of any location where the employer maintains an office as of the date of the termination of employment.

Under the terms of the Employment Agreement, Mr. Simard is entitled to receive an annual base salary of $605,000, which amount is not subject to automatic increase, but will be reviewed annually, and further provides that his base compensation will not be reduced downward during the term of the Employment Agreement. Mr. Simard will be eligible to continue to participate in our annual incentive and long-term incentive plans approved by the Board and in our medical, dental, disability, retirement, life insurance, and other employee benefit plans.

If Mr. Simard's employment is terminated by the employer without "cause" or he resigns for "good reason" (each as defined in the Employment Agreement), Mr. Simard is entitled to receive, in addition to accrued benefits, 1) a lump sum payment equal to the base compensation that would have been paid during the remaining unexpired term of the Employment Agreement; 2) insurance continuation for the greater of the remaining unexpired term of the Employment Agreement or the duration of COBRA coverage; 3) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and 4) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards.

In addition, if Mr. Simard's employment is terminated by the employer without cause or he resigns for good reason within six months prior to or within twelve months following a change in control (as defined in the Employment Agreement), then, in addition to accrued benefits, he is entitled to receive 1) a lump sum payment equal to three times his base compensation and target bonus in effect during the year of termination; 2) insurance continuation for three years; 3) payment of a pro-rated amount of

2020 PROXY STATEMENT	Page 43

CEO PAY RATIO

any incentive compensation earned for the calendar year of termination; and 4) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards. If the payment of the severance benefits upon a change in control is determined to constitute an "excess parachute payment" under Code Section 280G, then the payments will be reduced so that no portion of the severance benefits will be non-deductible to us or will be subject to excise taxes.

Compensation of the CEO.

On an annual basis, the Compensation and Human Resources Committee reviews the existing compensation plan for our CEO. This Committee reviews his compensation plan specific to our overall performance, the achievement of certain financial and non-financial goals and the judgment of the entire Board as to the quality of his leadership. In addition, the Committee will compare his compensation to CEOs of our Compensation Peer Group and salary survey information for comparable positions. In making these comparisons, the Committee will consider appropriate differences in the size, business model, and financial performance of the other banking institutions.

In accordance with the CEO Employment Agreement, the Committee reviews his base salary no less often than annually and may recommend an increase in his base salary to the Board at the Committee's sole discretion.

As further discussed below, Mr. Simard participated in the structured annual incentive cash compensation plan provided to all executive officers. During 2019, Mr. Simard earned an award amounting to $253,388.

During 2019, the Compensation and Human Resources Committee granted Mr. Simard restricted time-vested shares and the potential for an issue of restricted performance shares under the 2019-2021 Long Term Incentive Program. He is required to hold the time-vested and any performance shares issued for a minimum of three years from the issue date. Mr. Simard is a member of the Board and does not receive any director fees for participating in the activities of the Board.

Other Employment Agreements, Change in Control, Confidentiality and Non-Competition Agreements.

We entered into an Employment Agreement with Ms. Iannelli which includes change in control, confidentiality and non-competition provisions. This agreement provides Ms. Iannelli severance of salary for 24 months and benefits for a period of 18 months in the event of both a change of control of our company and subsequent termination (or constructive termination) within 12 months after a change of control, unless such termination was for cause. In addition, Ms. Iannelli's equity grants will vest in accordance with the terms of the plans under which they were granted and vest fully upon a change in control.

We have also entered into an Executive Change in Control Severance Plan with BHBT's Executive Vice Presidents, Richard B. Maltz, Marion Colombo, and John M. Mercier along with eight other management employees. Their agreements provide for severance of salary for a period of 12 to 24 months in the event of both a change of control of our company and subsequent termination (or constructive termination) within 12 months of a change of control, unless such termination was for cause.

All these agreements were entered into as part of a total compensation program to attract and/or retain qualified executives and not entered into in response to any effort known to the Board by any party or entity to acquire control of our company.

Incentive Cash Compensation.

During 2019, Messrs. Simard, Maltz and Mercier and Mss. Iannelli and Colombo participated in an annual cash incentive compensation program with team goals representing opportunities for incentive payments. We paid out a total of $654,810 in March 2020 to the five NEOs based on the 2019 measurement period.

The plan is based on a balance of multiple measures, layered oversight, and reasonable ceilings for exceptional performance. These two basic plan features structure the plan to discourage excessive risk but rewards strong performance. The Compensation and Human Resources Committee and the Board Risk Committee both reviewed the plan design to insure it is in line with best practices for risk.

Page 44	2020 PROXY STATEMENT

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, and is involved in the selection of the firm's lead engagement partner. Annually the Audit Committee will evaluate the independent public accounting firm's qualifications, assess the firm's quality of service, the firm's sufficiency of resources, the quality of the communication and interaction with the firm, and the firm's independence, objectivity, and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.

After assessing the performance and independence of RSM US LLP or RSM, our principal independent registered public accounting firm, the Audit Committee believes that retaining RSM is in the best interests of our Company and shareholders. The Audit Committee has appointed RSM as our independent registered public accounting firm to audit our 2020 consolidated financial statements. Although it is not required to do so, our Board is asking shareholders to ratify RSM's appointment. The Audit Committee considers RSM to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. If our shareholders do not ratify

RSM's appointment, the Audit Committee will consider changing our independent registered public accounting firm for 2021.

Whether or not shareholders ratify RSM's appointment, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change is appropriate. RSM has advised the Committee that it is an independent accounting firm with respect to our company and our subsidiaries in accordance with the requirements of the SEC and the Public Company Accounting Oversight Board. Representatives of RSM are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they choose and are expected to be available to respond to appropriate shareholder questions.

Vote Required

The ratification of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2020 will require the approval of a majority of the votes cast at the Annual Meeting by shareholders present at the meeting or represented by proxy and entitled to vote. An abstention will have the effect of a vote against the proposal. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020.

2020 PROXY STATEMENT	Page 45

Principal Accounting Fees and Services

Principal Accounting Fees and Services

The reports of RSM on our consolidated financial statements as of December 31, 2019 and 2018 and for the three-year period ending on December 31, 2019, and on internal control over financial reporting as of December 31, 2019, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The following table summarizes RSM's audit fees from January 1, 2018 through December 31, 2019.

SERVICE	2018	2019
Audit Fees	$370,283	$386,000

Audit-Related Fees	68,250	54,000

Tax Fees	—	—

All Other Fees	—	—

Total	$438,533	$440,000

Pre-Approval Policies and Procedures

The Audit Committee's policies and procedures require the Audit Committee Chair to pre-approve all audits and non-audit services and report such pre-approvals to the Audit Committee at its next regularly scheduled meeting.

No services were rendered for financial information systems design and implementation or internal audit.

The Audit Committee has considered the compatibility of the non-audit services furnished by our auditing firm with the firm's need to be independent.

The Audit Committee pre-approved 100% of the services performed by RSM pursuant to the policies outlined above.

Page 46	2020 PROXY STATEMENT

PROPOSAL 3
ADVISORY APPROVAL OF 2019 EXECUTIVE
COMPENSATION

Proposal 3 Advisory Approval of 2019 Executive Compensation

Our shareholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, or NEOs, as disclosed in this proxy statement in accordance with SEC rules. Each year, our Compensation and Human Resources Committee reviews our NEOs performance using a balanced and disciplined approach to determine base salaries and variable compensation awards. The approach for 2019 included a full-year assessment of financial results, contributions of the executives to the overall performance of the business, and progress delivering on our short-and long-term strategic goals. The Compensation and Human Resources Committee considers various factors that collectively indicate successful management of our business, including: 1) overall corporate performance; 2) individual performance, including financial and non-financial measures; 3) the manner in which results are achieved; 4) adherence to risk and compliance policies, as well as the quality of earnings; 5) accountability in driving a strong risk management culture and other core values of our company; 6) our year-over-year performance relative to our established risk metrics; and 7) our performance relative to our peer competitor group. The Compensation and Human Resources Committee's evaluation includes a robust review of performance scorecards that were enhanced in 2018 to reinforce the alignment with our corporate strategies and shareholder return.

Section 14A of the Exchange Act requires us to provide shareholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs, as disclosed in this proxy statement. This vote does not address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this proxy statement. At the 2018 Annual Meeting of Shareholders, shareholders voted to have the opportunity to express their opinion on the overall compensation program through this non-binding voting mechanism on an annual basis.

The NEOs in this proxy statement are Curtis C. Simard, Josephine Iannelli, Richard B. Maltz, Marion Colombo and John M. Mercier. The compensation of our NEOs is disclosed in the "Compensation Discussion and Analysis" section, the summary compensation table, and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, our Board believes that our executive compensation philosophy, policies, and procedures provide a strong link between each NEO's compensation and our short- and long-term performance.

We are asking our shareholders to indicate their support of our NEOs' compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, on an advisory basis, that the compensation paid to the Named Executive Officers, as disclosed in the proxy statement for this 2019 Annual Meeting of Shareholders pursuant to compensation disclosure rules of the Securities and Exchange Commission, including the "Compensation Discussion and Analysis" section, the executive compensation tables and narrative discussion, is hereby APPROVED.

This vote is advisory and therefore not binding on us, the Compensation and Human Resources Committee or the Board. However, the Board and the Compensation and Human Resources Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider our shareholders' concerns, and the Compensation and Human Resources Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The approval of the non-binding, advisory resolution on the compensation of our NEOs will require a majority of the votes cast at the Annual Meeting by the shareholders present at the meeting or represented by proxy and entitled to vote be cast "FOR" this proposal. An abstention will have the effect of a vote against the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner and broker non-votes will have no effect on the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADVISORY APPROVAL OF OUR 2019 EXECUTIVE COMPENSATION.

2020 PROXY STATEMENT	Page 47

OTHER MATTERS

Other Matters

Nominations by Shareholders and Other Shareholder Proposals

Our Bylaws and Governance Committee Charter provide that we consider nominees for election to the Board recommended by shareholders if those nominations are made in the same manner provided for under our Bylaws with regard to typical shareholder proposals. These procedures require in part, that to be timely, a shareholder's notice shall be delivered to the Clerk at our principal executive offices no later than the close of business of the 120th day (i.e., January 12, 2021) nor earlier than the close of business on the 150th day (i.e., December 13, 2020) prior to the first anniversary of the preceding year's Annual Meeting.

The shareholder's notice shall include:

  •
  for each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to that person is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required; in each case pursuant to Regulation 14A under the Exchange Act, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, is to be included;

  •
  for any other business that the shareholder proposes to bring before the meeting, a brief description of the business to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other shareholders known by the shareholder proposing such business to support the proposal, and the class and number of shares of our capital stock beneficially owned by the other shareholders;

  •
  for the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made 1) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, and 2) the class and number of shares of our common stock, which are owned beneficially and of record by such shareholder and such beneficial owner. Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement and form of proxy for the 2021 Annual Meeting of Shareholders must be received by us no later than December 3, 2020. Any such proposal must also comply with the requirement as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Proposals should be addressed to Curtis C. Simard, CEO, Bar Harbor Bankshares, 82 Main Street, P.O. Box 400, Bar Harbor,

Maine 04609. If our Governance Committee determines that any shareholder proposal (including a nomination for election of a director) was not made in a timely fashion or that information provided in the notice does not fulfill the information requirements set forth above in any material respects, such proposal will not be presented for action at the Annual Meeting for which it is proposed. If a shareholder should propose a candidate, our Governance Committee would evaluate that candidate based on the criteria noted in this proxy statement.

Communication with Board

Our shareholders and other interested persons who want to communicate with the Board, any individual director, the non-management directors as a group, or any other group of directors, can write to:

Chairman of the Board Bar Harbor Bankshares 82 Main Street P.O. Box 400 Bar Harbor, ME 04609

Written communications addressed to the Board received by us from shareholders will be shared with the full Board no later than the next regularly scheduled Board meeting.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit us to deliver a single copy of our 2019 Annual Report to Shareholders and this proxy statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the security holders. This delivery method, which is known as "householding," can reduce our expenses for printing and mailing. Any shareholder of record at a shared address to which a single copy of the documents was delivered may request a separate copy of the 2019 Annual Report to Shareholders and this proxy statement by (a) calling 1-888-853-7100, (b) sending a letter to us at 82 Main Street, P.O. Box 400, Bar Harbor, Maine 04609, Attn: Investor Relations, or (c) sending us an e-mail at customerservicecenter@barharbor.bank. Shareholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Shareholders of record who share an address and are receiving multiple copies of our Annual Reports to Shareholders and proxy statements may contact us as stated above to request delivery of a single copy of such documents. Shareholders who hold their shares in "street name" and who wish to obtain copies of these proxy materials should follow the instructions on their voting instruction forms or contact the holders of record.

Page 48	2020 PROXY STATEMENT

OTHER MATTERS

Solicitation of Proxies

We will pay all expenses of preparing, printing and mailing, and making available over the internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of our Board. Alliance Advisors will solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. We will pay a fee of approximately $7,000 to Alliance Advisors for its services and will reimburse it for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, certain of our Directors, officers and other employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, internet or other means of electronic transmission.

Other Business

As of the date of this proxy statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other business, matter, or proposal shall properly come before the Annual Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The person named as proxies intend to vote or not to vote in accordance with the recommendation of the Board.

By Order of the Board of Directors

Caitlin Dunston, Corporate Counsel & Clerk

2020 PROXY STATEMENT	Page 49

APPENDIX A
AUDIT COMMITTEE REPORT

Appendix A Audit Committee Report

To the Board of Directors of Bar Harbor Bankshares:

The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of the New York Stock Exchange and the rules and regulations of the SEC, as determined by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Bar Harbor Bankshares. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on Bar Harbor Bankshares' website at https://www.bhbt.com/codes-and-charters.

Management is responsible for Bar Harbor Bankshares' system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Bar Harbor Bankshares' internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Bar Harbor Bankshares' consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of Bar Harbor Bankshares' internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for Bar Harbor Bankshares, and their functions are not intended to duplicate or certify the activities of Bar Harbor Bankshares' management or independent auditor.

Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and RSM US LLP, or RSM, the independent auditor of Bar Harbor Bankshares, to review and discuss the December 31, 2019 audited consolidated financial statements. Management represented that Bar Harbor Bankshares had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with RSM the matters required by the PCAOB in accordance with Auditing Standard No. 1301, "Communications with Audit Committees."

The Audit Committee received from RSM the written communication that is required by PCAOB Rule 3526, "Communication with Audit Committees Concerning Independence," and the Audit Committee discussed with RSM that firm's independence. The Audit Committee also considered whether RSM's provision of non-audit services and the audit and non-audit fees paid to RSM were compatible with maintaining that firm's independence. Based on these reviews, the Audit Committee determined that RSM has the requisite independence.

Management completed the documentation, testing and evaluation of Bar Harbor Bankshares' system of internal control over financial reporting as of December 31, 2019 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and RSM at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Bar Harbor Bankshares' Annual Report on Form 10-K for the fiscal year ended December 31, 2019, or the Form 10-K, with the SEC, the Audit Committee also reviewed management's report on the effectiveness of Bar Harbor Bankshares' internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by RSM and also included in the Form 10-K. RSM's report included in the Form 10-K related to its audit of Bar Harbor Bankshares' consolidated financial statements and the effectiveness of Bar Harbor Bankshares' internal control over financial reporting.

Based upon the Audit Committee's discussions with management and RSM and the Audit Committee's review of the information provided by, and the representations of, management and RSM, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2019 be included in the Form 10-K. The Audit Committee selected RSM as Bar Harbor Bankshares' independent auditor for the fiscal year ending December 31, 2020, and recommended the selection be submitted for ratification by the shareholders of Bar Harbor Bankshares.

Audit Committee of the Board:

Scott G. Toothaker, Chair Steven H. Dimick Daina H. Belair	David M. Colter Brendan J. O'Halloran

2020 PROXY STATEMENT	Page A-1

VIEW MATERIALS & VOTE w SCAN TO BAR HARBOR BANKSHARES C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 11, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 7, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BHB2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and following the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 11, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 7, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E92541-P33321 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BAR HARBOR BANKSHARES The Board of Directors recommends you vote FOR the following: 1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS: Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! Yes ! ! ! ! ! ! ! ! ! ! ! ! ! No ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain 1a. Daina H. Belair The Board of Directors recommends you vote FOR proposals 2 and 3. 2. RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020 APPROVAL OF NON-BINDING, ADVISORY RESOLUTION ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ! ! ! ! ! ! 1b. Matthew L. Caras 1c. David M. Colter 3. 1d. Steven H. Dimick NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1e. Martha T. Dudman 1f. Lauri E. Fernald 1g. Brendan J. O’Halloran 1h. Curtis C. Simard 1i. Kenneth E. Smith 1j. Stephen R. Theroux 1k. Scott G. Toothaker ! For address changes and/or comments, please check this box and write them on the back where indicated. 1l. David B. Woodside Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K, Annual Report and RSVP Card are available at www.proxyvote.com. E92542-P33321 Bar Harbor Bankshares Annual Meeting of Shareholders May 12, 2020, 11:00 AM, ET This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Martha T. Dudman, Kenneth E. Smith and David B. Woodside, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bar Harbor Bankshares that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM, ET on May 12, 2020, at www.virtualshareholdermeeting.com/BHB2020, and any adjournment or postponement thereof. If the shareholder(s) is/are a participant(s) in Bar Harbor Bankshares's 401(k) Plan and has/have Common Stock of Bar Harbor Bankshares allocated or his, her or their account, the signer(s) instruct(s) the trustee of such plan to vote such shares of Common Stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2020 Annual Meeting of Shareholders. The plan trustee will vote the allocated shares in such plan as directed by each participant who provides voting instructions to it before 11:59 PM ET on May 7, 2019. The shareholder(s) hereby revoke(s) all proxies previously given by the shareholder(s) to vote in the 2020 Annual Meeting of Shareholders and any adjournments and acknowledges receipt of Bar Harbor Bankshares's Proxy Statement for the 2020 Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: